John Hancock
Sovereign
Investors
Fund

ANNUAL
REPORT

12.31.01

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www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 33


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital without
assuming undue
market risks by
investing in a
diversified portfo
lio of companies
with market capi
talizations within
the range of the
Standard & Poor's
500 Index.

Over the last twelve months

* The stock market lost ground for a second straight year due to an economy in recession.

* The Fund outperformed the market, but produced a negative result - for only the second year in the last 23.

* The Fund placed more emphasis on companies that stood to benefit most from an economic and market rebound in 2002.


Bar chart with heading "John Hancock Sovereign Investors Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -6.06% total return for Class A. The second bar represents the -6.66% total return for Class B. The third bar represents the -6.66% total return for Class
C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

 4.4%   Citigroup
 4.1%   IBM
 4.1%   Baxter International
 2.9%   Fannie Mae
 2.8%   Exxon Mobil
 2.8%   Johnson & Johnson
 2.8%   ChevronTexaco
 2.7%   Bank of America
 2.6%   General Electric
 2.2%   Freddie Mac

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND BARRY H. EVANS, CFA, AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock
Sovereign Investors Fund

It was a tumultuous year for stock investors. Despite widespread layoffs and drastic cost-cutting measures, U.S. corporations posted their steepest earnings decline since the 1930s. What's more, after months of speculation, the U.S. economy officially entered its first recession in more than a decade. Finally, the events of September 11 magnified the uncertainty in the market. Although the Federal Reserve cut interest rates 11 times in an effort to boost the weak economy, stock prices tumbled throughout most of 2001, rallying only in the last two months. The Dow Jones Industrial Average fell 5.42% and the Standard & Poor's 500 Index dropped 11.88%, making this the second year in a row that the major market averages posted a decline.

"It was a tumultuous year
 for stock investors."

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, John Hancock Sovereign Investors Fund's Class A, Class B and Class C shares returned -6.06%, -6.66% and -6.66%, respectively, at net asset value. By comparison, the average equity-income fund returned -5.65% for the same period, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information. The extremely difficult environment is evidenced by the fact that the Fund this year produced only its second year of negative returns in the last 23 years. However, we're confident that the Fund will continue to provide solid returns with minimal downside risk.

FINANCE AND TECHNOLOGY HURT

Our relative performance was negatively impacted by some of our longtime holdings in the financial sector. Insurance giant AFLAC, for example, suffered from weak new product introductions and the lackluster Japanese economy, from which it derives a significant portion of its revenues. With the dismal performance in capital markets, investment bank J.P. Morgan Chase experienced a sharp drop-off in revenues. In addition, some of our technology holdings, such as Cisco Systems, tumbled under the pressure on technology stocks.

[A photo of Team leaders John Snyder flush right next to first paragraph.]

On the positive side, however, stock selection boosted our performance elsewhere. IBM, for example, jumped sharply, even as most tech stocks dropped, due to its diverse product line and strong earnings. In the basic materials sector, Air Products & Chemicals and Bemis Co. turned in strong performances, thanks to their reasonable valuations and the belief that they would rebound when the economy eventually bounces back. Despite a sharp decline in the health-care sector, our holdings in Baxter International and Johnson & Johnson posted solid returns, due to their minimal exposure to patent expirations and strong product cycles. Finally, with investors searching out stocks with reasonable valuations and steady earnings growth, our consumer staples stocks - such as PepsiCo, Philip Morris and Kraft Foods - outperformed in this difficult market.

"...we have shifted
 our emphasis to those
 financial companies
 well positioned to
 leverage an upturn in
 the capital markets."

STRATEGIC SHIFTS

Given our long-term investment strategy, we don't make drastic changes in the portfolio's holdings, but rather gradual strategic shifts as market conditions warrant. Financial stocks, including banks, finance companies, mortgage banking and insurance, remained our largest sector weighting at 27% of the Fund's net assets. Within the sector, however, we have shifted our emphasis to those financial companies well positioned to leverage an upturn in the capital markets. After an abysmal year in 2001, we expect the capital markets to bounce back at some point this year. As a result, we've added to our positions in The Bank of New York, Morgan Stanley Dean Witter and FleetBoston Financial.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Medical 11%, the second is Finance companies 9%, the third Computers 9%, the fourth Banks--United States 8%, and the fifth Oil & gas 8%.]

We've also increased our weighting in capital goods and basic materials stocks such as Dow Chemical, Honeywell and Rohm & Haas. Not only do these companies have reasonable valuations, but they also have significantly pruned back their costs and successfully gained market share. With the economy likely to pick up in 2002, we believe these stocks will be among the biggest beneficiaries of the turnaround.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into five sections (from top to left): Common stocks 88%, Corporate bonds 7%, Preferred stocks 2%, U.S. government & agencies bonds 2%, and Short-term investments 1%.]

WHAT'S AHEAD

After two painful years of negative returns in the market, we're cautiously optimistic about the prospects for 2002. The sharp market rebound at the end of last year has left many investors wondering whether the gains will continue into this year. We believe that the overall trend in the market is likely to be up, but investors should be prepared for more ups and downs as the market sorts out the direction of the economy, corporate earnings and stock prices.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AFLAC followed by a down arrow with the phrase "Weak new product introductions." The second listing is Cisco Systems followed by a down arrow with the phrase "Pressure on tech stocks." The third listing is Johnson & Johnson followed by an up arrow with the phrase "Strong product cycle."]

Although we're optimistic, we're also realistic about the market's prospects. We encourage investors to be realistic too. Even when stocks do rebound, we're not likely to see the 20%-plus gains of the late 1990s. Returns are likely to be much more modest for several reasons. First of all, historical stock returns tend to average closer to 10% over the long term. Given that stocks exceeded that average in the late 1990s, some analysts suggest returns over the next few years could be below historic averages. What's more, despite the two-year decline in the market, stocks remain relatively expensive. Finally, the economic recovery is more likely to be a gradual upturn rather than a sharp rebound.

"After two painful years
 of negative returns in the
 market, we're cautiously
 optimistic about the
 prospects for 2002."

In this difficult market environment, we believe that the Fund's disciplined and conservative investment approach will continue to pay off. Given the still relatively high valuations in the market, stock gains will only come from earnings growth. The key will be investing in those companies that can grow their earnings in a slower economy. We believe the Fund's universe of stocks - those with reasonable valuations and steady earnings growth - stand to perform well.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001

The index used for com-
parison is the Standard
& Poor's 500 Index, an
unmanaged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                              Class A      Class B      Class C        Index
Inception date                 5-1-36       1-3-94       5-1-98           --

Average annual returns with maximum sales charge (POP)
One year                       -10.76%      -10.92%       -8.45%      -11.88%
Five years                       7.99%        8.05%          --        10.70%
Ten years                        9.52%          --           --        12.93%
Since inception                    --        10.28%        1.50%         --

Cumulative total returns with maximum sales charge (POP)
One year                       -10.76%      -10.92%       -8.45%      -11.88%
Five years                      46.86%       47.24%          --        66.26%
Ten years                      148.20%          --           --       237.32%
Since inception                    --       118.57%        5.60%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $33,732 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, and is equal to $26,121 as of December 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $24,820 as of December 31, 2001.

                                   Class B1     Class C1
Inception date                       1-3-94       5-1-98
Without sales charge                $21,857      $10,668
With maximum sales charge                --      $10,561
Index                               $28,482      $10,832

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations, and short-term investments. The common and preferred stocks and bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES         ISSUER                                                                                           VALUE
COMMON STOCKS 88.48%                                                                                   $1,579,006,163
(Cost $1,147,986,687)

Banks -- United States 8.19%                                                                             $146,070,000
  750,000      Bank of America Corp.                                                                       47,212,500
  400,000      Bank of New York Co., Inc. (The)                                                            16,320,000
  950,000      FleetBoston Financial Corp.                                                                 34,675,000
  250,000      Mellon Financial Corp.                                                                       9,405,000
   50,000      PNC Financial Services Group                                                                 2,810,000
  250,000      U.S. Bancorp                                                                                 5,232,500
  700,000      Wells Fargo & Co.                                                                           30,415,000


Beverages 2.51%                                                                                            44,863,500
  400,000      Anheuser-Busch Cos., Inc.                                                                   18,084,000
  550,000      PepsiCo, Inc.                                                                               26,779,500

Chemicals 3.46%                                                                                            61,737,000
  550,000      Air Products & Chemicals, Inc.                                                              25,800,500
  500,000      Dow Chemical Co.                                                                            16,890,000
  550,000      Rohm & Haas Co.                                                                             19,046,500

Computers 8.58%                                                                                           153,026,000
  330,000      Automatic Data Processing, Inc.                                                             19,437,000
  550,000      Cisco Systems, Inc.*                                                                         9,960,500
  350,000      Electronic Data Systems Corp.                                                               23,992,500
  600,000      International Business Machines Corp.                                                       72,576,000
  200,000      Microsoft Corp.*                                                                            13,250,000
1,000,000      Oracle Corp.*                                                                               13,810,000

Cosmetics & Personal Care 0.78%                                                                            13,950,000
  300,000      Avon Products, Inc.                                                                         13,950,000

Diversified Operations 5.13%                                                                               91,578,000
1,150,000      General Electric Co.                                                                        46,092,000
  300,000      Honeywell International, Inc.                                                               10,146,000
  600,000      Tyco International Ltd.                                                                     35,340,000

Electronics 3.28%                                                                                          58,502,580
  399,800      Emerson Electric Co.                                                                        22,828,580
  800,000      Intel Corp.                                                                                 25,160,000
  700,000      Motorola, Inc.                                                                              10,514,000

Finance 8.04%                                                                                             143,419,760
1,552,941      Citigroup, Inc.                                                                             78,392,462
  195,535      Household International, Inc.                                                               11,329,298
  400,000      J.P. Morgan Chase & Co.                                                                     14,540,000
  700,000      Morgan Stanley Dean Witter & Co.                                                            39,158,000

Food 0.91%                                                                                                 16,250,686
  477,540      Kraft Foods, Inc. (Class A)*                                                                16,250,686

Insurance 5.24%                                                                                            93,584,600
1,060,000      AFLAC, Inc.                                                                                 26,033,600
  450,000      American International Group, Inc.                                                          35,730,000
  250,000      Chubb Corp. (The)                                                                           17,250,000
  300,000      Lincoln National Corp.                                                                      14,571,000

Media 2.45%                                                                                                43,787,382
  650,000      AOL Time Warner, Inc.*                                                                      20,865,000
  375,900      McGraw-Hill Cos., Inc. (The)                                                                22,922,382

Medical 10.90%                                                                                            194,531,200
  250,000      Abbott Laboratories                                                                         13,937,500
  550,000      American Home Products Corp.                                                                33,748,000
1,350,000      Baxter International, Inc.                                                                  72,400,500
  852,000      Johnson & Johnson                                                                           50,353,200
  200,000      Medtronic, Inc.                                                                             10,242,000
  100,000      Merck & Co., Inc.                                                                            5,880,000
  200,000      Pfizer, Inc.                                                                                 7,970,000

Mortgage Banking 5.09%                                                                                     90,915,000
  650,000      Fannie Mae                                                                                  51,675,000
  600,000      Freddie Mac                                                                                 39,240,000

Office 0.73%                                                                                               13,078,215
  231,350      Avery Dennison Corp.                                                                        13,078,215

Oil & Gas 7.77%                                                                                           138,703,274
  350,000      Anadarko Petroleum Corp.                                                                    19,897,500
  550,000      ChevronTexaco Corp.                                                                         49,285,500
  500,000      Conoco, Inc. (Class B)                                                                      14,150,000
1,284,180      Exxon Mobil Corp.                                                                           50,468,274
  100,000      Royal Dutch Petroleum Co., American Depositary
               Receipts (Netherlands) (Y)                                                                   4,902,000

Retail 3.47%                                                                                               61,924,754
  225,000      Home Depot, Inc. (The)                                                                      11,477,250
  400,000      Lowe's Cos., Inc.                                                                           18,564,000
  433,200      SYSCO Corp.                                                                                 11,358,504
  500,000      Target Corp.                                                                                20,525,000

Soap & Cleaning Preparations 2.01%                                                                         35,814,000
  300,000      Ecolab, Inc.                                                                                12,075,000
  300,000      Procter & Gamble Co. (The)                                                                  23,739,000

Telecommunications 4.88%                                                                                   86,988,702
  350,000      BellSouth Corp.                                                                             13,352,500
  910,600      SBC Communications, Inc.                                                                    35,668,202
  800,000      Verizon Communications, Inc.                                                                37,968,000

Tobacco 2.06%                                                                                              36,680,000
  800,000      Philip Morris Cos., Inc.                                                                    36,680,000

Utilities 3.00%                                                                                            53,601,510
  550,000      Duke Energy Corp.                                                                           21,593,000
  890,200      Questar Corp.                                                                               22,299,510
  350,000      Xcel Energy, Inc.                                                                            9,709,000

PREFERRED STOCKS 2.06%                                                                                     36,763,540
(Cost $36,160,268)

Media 1.68%                                                                                                29,923,540
  262,120      CSC Holdings, Inc., 11.125%, Ser M                                                          27,391,540
   24,000      CSC Holdings, Inc., 11.750%, Ser H                                                           2,532,000

Oil & Gas 0.38%                                                                                             6,840,000
   60,000      Lasmo America Ltd., 8.15% (R)                                                                6,840,000

                                                                    INTEREST  CREDIT       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                  RATE      RATING**    (000s OMITTED)        VALUE
COPORATE BONDS 7.04%                                                                                     $125,589,723
(Cost $124,171,276)

Banks -- United States 0.30%                                                                                5,363,200
Bank of America Corp.,
  Sub Note 01-15-11                                                   7.400%     A             $5,000       5,363,200

Energy 0.30%                                                                                                5,267,000
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                    8.480      BBB-           5,000       5,267,000

Finance 0.91%                                                                                              16,231,699
Guaranteed Trade Trust,
  Note 06-26-06                                                       7.390      AAA            7,484       8,085,579
Household Finance Corp.,
  Note 01-24-06                                                       6.500      A              8,000       8,146,120

Manufacturing 0.29%                                                                                         5,245,850
GTE North, Inc.,
  Deb 01-01-21                                                        9.600      A+             5,000       5,245,850

Media 0.97%                                                                                                17,303,900
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                              9.250      B+             6,000       6,030,000
  Sr Note Ser B 07-15-03                                              8.125      B+             3,000       2,985,000
  Sr Note Ser B 07-15-04 (R)                                         10.500      B+             1,000       1,005,000
Continental Cablevision, Inc.,
  Sr Deb 08-01-13                                                     9.500      BBB+           6,500       7,283,900

Medical 0.31%                                                                                               5,602,577
Bristol-Myers Squibb Co.,
  Note 10-01-06                                                       4.750      AAA            3,000       2,973,750
Eli Lilly & Co.,
  Note 01-01-16                                                       6.570      AA             2,570       2,628,827

Utilities 3.96%                                                                                            70,575,497
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.680      BBB-           6,801       7,319,372
CMS Energy X-TRAS,
  Pass Thru Ctf 01-15-05                                              7.000      BB             5,000       4,824,000
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-          10,766      11,573,450
Hydro-Quebec,
  Gtd Deb Ser IF (Canada) 02-01-13 (Y)                                8.000      A+             5,000       5,731,250
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-             9,500       9,808,750
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+           20,535      22,691,175
New Valley Generation II,
  Pass Thru Ctf 05-01-20                                              5.572      AAA            3,000       2,827,500
Orion Power Holdings, Inc.,
  Sr Note 05-01-10                                                   12.000      B+             5,000       5,800,000

U.S. GOVERNMENT AND AGENCIES OBLIGATIONS 1.55%                                                             27,658,278
(Cost $27,636,176)

Government -- U.S. 0.97%                                                                                   17,238,270
United States Treasury,
  Bond 02-15-31                                                       5.375      AAA            5,000       4,927,350
  Bond 11-15-21                                                       8.000      AAA            5,000       6,329,700
  Note 08-15-11                                                       5.000      AAA            6,000       5,981,220

Government -- U.S. Agencies 0.58%                                                                          10,420,008
Federal Home Loan Mortgage Corp.,
  Remic Series 1254 Class M 12-15-08                                  8.000      AAA            3,442       3,705,806
Federal National Mortgage Assn.,
  Note 01-15-30                                                       7.125      AAA            5,000       5,548,450
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 08-15-24                                     8.000      AAA            1,099       1,165,752

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.67%                                                                              $11,901,000
(Cost $11,901,000)

Joint Repurchase Agreement 0.67%                                                                          $11,901,000
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 12-31-01, due
  01-02-02 (Secured by U.S. Treasury Bonds 3.375%
  thru 9.875% due 11-15-15 thru 04-15-32 and U.S.
  Treasury Notes 3.375% thru 6.250% due
  2-31-02 thru 01-15-07)                                                        1.700          11,901      11,901,000

TOTAL INVESTMENTS 99.80%                                                                               $1,780,918,704

OTHER ASSETS AND LIABILITIES, NET 0.20%                                                                    $3,615,867

TOTAL NET ASSETS 100.00%                                                                               $1,784,534,571


  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,845,000 or 0.44% of net assets as of December 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $1,347,855,407)                     $1,780,918,704
Receivable for shares sold                                            640,544
Dividends and interest receivable                                   7,384,657
Other assets                                                          360,762

Total assets                                                    1,789,304,667

LIABILITIES
Due to custodian                                                      391,810
Payable for shares repurchased                                        919,383
Payable to affiliates                                               2,942,696
Other payables and accrued expenses                                   516,207

Total liabilities                                                   4,770,096

NET ASSETS
Capital paid-in                                                 1,342,750,257
Accumulated net realized gain on investments                        8,956,266
Net unrealized appreciation of investments                        433,063,297
Distributions in excess of net investment income                     (235,249)

Net assets                                                     $1,784,534,571

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($1,217,112,176 [DIV] 61,208,764 shares)                       $19.88
Class B ($550,375,955 [DIV] 27,714,206 shares)                         $19.86
Class C ($17,046,440 [DIV] 857,388 shares)                             $19.88

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($19.88 [DIV] 95%)                                            $20.93
Class C ($19.88 [DIV] 99%)                                             $20.08

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $99,753)           $31,357,544
Interest (including income on securities loaned of $73,886
  and net of foreign withholding taxes of $16,667)                 18,055,234

Total investment income                                            49,412,778

EXPENSES
Investment management fee                                          10,647,323
Class A distribution and service fee                                3,895,814
Class B distribution and service fee                                5,855,217
Class C distribution and service fee                                  147,015
Transfer agent fee                                                  3,618,204
Accounting and legal services fee                                     387,253
Custodian fee                                                         274,309
Trustees' fee                                                          85,887
Miscellaneous                                                          58,911
Printing                                                               56,830
Registration and filing fee                                            55,776
Auditing fee                                                           42,000
Legal fee                                                              20,335

Total expenses                                                     25,144,874

Net investment income                                              24,267,904

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                   87,473,939
Change in net unrealized appreciation (depreciation)
  on investments                                                 (242,845,053)

Net realized and unrealized loss                                 (155,371,114)

Decrease in net assets from operations                          ($131,103,210)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement of
Changes in Net
Assets shows
how the value of
the Fund's net
assets has
changed since
the end of the
previous period.
The difference
reflects earnings
less expenses,
any investment
gains and losses,
distributions
paid to share-
holders, if any,
and any increase
or decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $27,874,269      $24,267,904

Net realized gain                              215,721,153       87,473,939
Change in net unrealized
  depreciation                                (195,734,709)    (242,845,053)
Increase (decrease) in net assets
  resulting from operations                     47,860,713     (131,103,210)

Distributions to shareholders
From net investment income
Class A                                        (20,447,766)     (21,483,276)
Class B                                         (4,746,853)      (5,690,116)
Class C                                            (78,072)        (148,909)
Class Y 1                                       (1,243,682)              --
From net realized gain
Class A                                       (103,561,593)     (93,517,970)
Class B                                        (47,338,125)     (42,463,282)
Class C                                           (814,595)      (1,288,670)
Class Y 1                                       (5,315,398)              --
                                              (183,546,084)    (164,592,223)

From fund share transactions                  (362,970,999)    (116,803,512)

NET ASSETS
Beginning of period                          2,695,689,886    2,197,033,516

End of period 2                             $2,197,033,516   $1,784,534,571

1 Class Y shares were terminated 1-3-01.

2 Includes undistributed net investment income of $1,179,190 and distributions in excess of net investment income of $235,249, respectively.

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $19.48      $22.41      $24.23      $24.51      $23.35
Net investment income 2                                   0.32        0.31        0.30        0.33        0.32
Net realized and unrealized
  gain (loss) on investments                              5.31        3.11        1.11        0.61       (1.77)
Total from investment
  operations                                              5.63        3.42        1.41        0.94       (1.45)
Less distributions
From net investment income                               (0.32)      (0.31)      (0.35)      (0.33)      (0.37)
From net realized gain                                   (2.38)      (1.29)      (0.78)      (1.77)      (1.65)
                                                         (2.70)      (1.60)      (1.13)      (2.10)      (2.02)
Net asset value,
  end of period                                         $22.41      $24.23      $24.51      $23.35      $19.88
Total return 3 (%)                                       29.14       15.62        5.91        4.10       (6.06)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                         $1,748      $1,884      $1,788      $1,446      $1,217
Ratio of expenses to
  average net assets (%)                                  1.06        1.03        1.05        1.08        1.10
Ratio of net investment
  income to average net assets (%)                        1.44        1.33        1.21        1.44        1.50
Portfolio turnover (%)                                      62          51          64          46          76

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $19.46      $22.38      $24.20      $24.48      $23.31
Net investment income 2                                   0.16        0.14        0.13        0.17        0.17
Net realized and unrealized
  gain (loss) on investments                              5.29        3.11        1.11        0.60       (1.76)
Total from investment
  operations                                              5.45        3.25        1.24        0.77       (1.59)
Less distributions
From net investment income                               (0.15)      (0.14)      (0.18)      (0.17)      (0.21)
From net realized gain                                   (2.38)      (1.29)      (0.78)      (1.77)      (1.65)
                                                         (2.53)      (1.43)      (0.96)      (1.94)      (1.86)
Net asset value,
  end of period                                         $22.38      $24.20      $24.48      $23.31      $19.86
Total return 3 (%)                                       28.14       14.79        5.20        3.32       (6.66)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $611        $790        $820        $663        $551
Ratio of expenses to
  average net assets (%)                                  1.83        1.79        1.73        1.78        1.80
Ratio of net investment
  income to average net assets (%)                        0.67        0.58        0.54        0.75        0.80
Portfolio turnover (%)                                      62          51          64          46          76

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 4  12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $24.43      $24.22      $24.50      $23.33
Net investment income 2                                   0.13        0.13        0.18        0.17
Net realized and unrealized
  gain (loss) on investments                              1.07        1.10        0.59       (1.76)
Total from investment
  operations                                              1.20        1.23        0.77       (1.59)
Less distributions
From net investment income                               (0.12)      (0.17)      (0.17)      (0.21)
From net realized gain                                   (1.29)      (0.78)      (1.77)      (1.65)
                                                         (1.41)      (0.95)      (1.94)      (1.86)
Net asset value,
  end of period                                         $24.22      $24.50      $23.33      $19.88
Total return 3 (%)                                        5.18 5      5.17        3.32       (6.66)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $5         $11         $12         $17
Ratio of expenses to
  average net assets (%)                                  1.67 6      1.75        1.79        1.80
Ratio of net investment
  income to average
  net assets (%)                                          0.84 6      0.51        0.76        0.82
Portfolio turnover (%)                                      51          64          46          76

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS Y SHARES

PERIOD ENDED                                          12-31-96    12-31-97    12-31-98    12-31-99    12-31-00      1-3-01 7
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $17.87      $19.48      $22.41      $24.24      $24.52      $23.35
Net investment income 2                                   0.44        0.41        0.40        0.39        0.42          -- 8
Net realized and unrealized
  gain (loss) on investments                              2.76        5.30        3.11        1.11        0.60       (0.02)
Total from investment
  operations                                              3.20        5.71        3.51        1.50        1.02       (0.02)
Less distributions
From net investment income                               (0.43)      (0.40)      (0.39)      (0.44)      (0.42)         --
From net realized gain                                   (1.16)      (2.38)      (1.29)      (0.78)      (1.77)         --
                                                         (1.59)      (2.78)      (1.68)      (1.22)      (2.19)         --
Net asset value,
  end of period                                         $19.48      $22.41      $24.24      $24.52      $23.35      $23.33
Total return 3 (%)                                       17.99       29.60       16.05        6.30        4.42          --

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                            $29         $48         $62         $78         $76          -- 9
Ratio of expenses to
  average net assets (%)                                  0.75        0.71        0.69        0.69        0.71          --
Ratio of net investment
  income to average
  net assets (%)                                          2.26        1.79        1.67        1.58        1.82          --
Portfolio turnover (%)                                      59          62          51          64          46          --

1 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, and began amortizing premiums on debt securities.
  The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 1.53%, 0.83% and 0.85% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Class C shares began on 5-1-98.

5 Not annualized.

6 Annualized.

7 Class Y shares were terminated 1-3-01. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on 1-3-01. Unaudited.

8 Less than $0.01 per share.

9 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Sovereign Investors Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y and shares. Effective January 3, 2001 Class Y shares were terminated. The Trustees authorized the issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $17,400,000 collateralized by securities in the amount of $17,505,172.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next
$1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $1,204,448 with regard to sales of Class A shares. Of this amount, $127,182 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $654,425 was paid as sales commissions to unrelated broker-dealers and $422,841 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $89,609 with regard to sales of Class C shares. Of this amount, $76,651 was paid as sales commissions to unrelated broker-dealers and $12,958 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2001, CDSCs received by JH Funds amounted to $981,999 for Class B shares and $4,762 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

!!!!!HANDWORKED PLEASE INSPECT!!!!!!!!


                                   YEAR ENDED 12-31-00             YEAR ENDED 12-31-01
                                 SHARES          AMOUNT         SHARES          AMOUNT
CLASS A SHARES
Sold                          3,763,995     $87,556,681      3,336,339     $72,751,800
Distributions reinvested      5,036,645     115,565,955      5,388,568     106,277,304
Repurchased                 (19,803,677)   (455,573,357)    (9,435,947)   (206,055,587)
Net decrease                (11,003,037)  ($252,450,721)      (711,040)   ($27,026,483)

CLASS B SHARES
Sold                          3,047,674     $70,645,331      2,832,080     $61,448,950
Distributions reinvested      2,119,806      48,579,596      2,281,033      44,746,477
Repurchased                 (10,197,316)   (233,831,771)    (5,845,389)   (127,066,605)
Net decrease                 (5,029,836)  ($114,606,844)      (732,276)   ($20,871,178)

CLASS C SHARES
Sold                            255,604      $5,958,093        435,806      $9,546,015
Distributions reinvested         34,897         800,480         62,843       1,232,554
Repurchased                    (202,417)     (4,695,901)      (161,626)     (3,513,723)
Net increase                     88,084      $2,062,672        337,023      $7,264,846

CLASS Y SHARES
Sold                            360,099       8,414,414             --              --
Distributions reinvested        285,765       6,559,078             --              --
Repurchased                    (563,207)    (12,949,598)    (3,261,479)    (76,170,697)
Net increase (decrease)          82,657       2,023,894     (3,261,479)   ($76,170,697)

NET DECREASE                (15,862,132)  ($362,970,999)    (4,367,772)  ($116,803,512)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $986,227,062 and $1,088,234,672, respectively. Purchases and proceeds from sales of obligations of the U.S. government, during the year ended December 31, 2001, aggregated $384,636,875 and $382,214,688, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $1,348,952,685. Gross unrealized appreciation and depreciation of investments aggregated $459,211,251 and $27,245,232, respectively, resulting in net unrealized appreciation of $431,966,019. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $15,990,730, a decrease in undistributed accumulated net investment loss of $2,064,623 and an increase in capital paid-in of $13,926,107. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $424,665 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $552,488, increase unrealized appreciation on investments by $71,807 and increase net realized gain on investments by $480,681. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Sovereign Investors Fund of
John Hancock Investment Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Investors Fund (a series of John Hancock Investment Trust) (the "Fund"), including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended December 31, 2001.

The Fund has designated distributions to shareholders of $151,701,406 as a long-term capital gain dividend. This amount was reported on the 2001 U.S. Treasury Department Form 1099-DIV.

With respect to dividends paid by the Fund for the fiscal year ended December 31, 2001, 100.00% of the distributions qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2001 U.S. Treasury Department Form 1099-DIV in January 2002. This will reflect the total of all distributions that are taxable for calendar year 2001.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                       1992        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                   1994        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                          1998        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner, Born: 1938                                                       1979        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky 1, Born: 1944                                                     1991        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                         1991        36
Lieutenant General, United States Marine Corps; Deputy Chief of Staff
for Manpower and Reserve Affairs, Headquarters Marine Corps;
Commanding General III Marine Expeditionary Force/3rd Marine Division
(retired 1991).

John P. Toolan 1, Born: 1930                                                        1991        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                         1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Equity Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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DELIVERY

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FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Sovereign Investors Fund.

2900A 12/01
       2/02






John Hancock
Balanced
Fund

ANNUAL
REPORT

12.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 13

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
current income,
long-term growth
of capital and
income and
preservation of
capital. To pursue
these goals, the
Fund allocates its
investments
among a
diversified mix
of debt and
equity securities.


Over the last twelve months

* The stock market lost ground for a second straight year due to an economy in recession.

* The Fund's bond stake held up well, as bonds outperformed stocks.

* The Fund placed more emphasis on companies that were most sensitive to an economic and market rebound in 2002.

[Bar chart with heading "John Hancock Balanced Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 2% with -8% at the bottom and 0% at the top. The first bar represents the -5.23% total return for Class A. The second bar represents the -5.99% total return for Class B. The third bar represents the -5.99% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

5.1%   CSC Holdings
2.3%   Midland Funding
2.2%   Philip Morris
2.1%   Government National Mortgage Assn.
2.0%   Citigroup
1.9%   United States Treasury
1.9%   Hydro-Quebec
1.9%   Lasmo America Ltd., 8.15%
1.7%   Baxter International
1.7%   Federal National Mortgage Assn.

As a percentage of net assets on December 31, 2001.



MANAGERS'
REPORT

BY JOHN F. SNYDER, III, PORTFOLIO MANAGEMENT TEAM LEADER, AND
BARRY H. EVANS, CFA, AND STEVE PASPAL, CFA, PORTFOLIO MANAGERS

John Hancock
Balanced Fund

It was a tumultuous year for stock investors. Despite widespread layoffs and drastic cost-cutting measures, U.S. corporations posted their steepest earnings decline since the 1930s. What's more, after months of speculation, the U.S. economy officially entered its first recession in more than a decade. Finally, the events of September 11 magnified the uncertainty in the market. Although the Federal Reserve cut interest rates 11 times in an effort to boost the weak economy, stock prices tumbled throughout most of 2001. The Dow Jones Industrial Average fell 5.42% and the Standard & Poor's 500 Index dropped 11.88%, making this the second year in a row that the major market averages posted a decline.

"It was a tumultuous year
 for stock investors."

Much like last year, technology stocks were among the hardest hit by the downturn. However, tech wasn't the only sector to suffer. This year, the damage was much more widespread, extending into manufacturing, financial and consumer stocks. With the market in turmoil, investors continued their migration to "safer havens" -- those stocks with steady earnings growth, even in a slower economy, and more reasonable valuations.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, John Hancock Balanced Fund's Class A, Class B and Class C shares returned -5.23%, -5.99% and
-5.99% at net asset value. By comparison, the average balanced fund returned -4.39%, according to Lipper Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

[A photo of Team leader John Snyder flush right next to first paragraph.]

Our relative performance was negatively impacted by some of our longtime holdings in the financial sector. Insurance giant AFLAC, for example, suffered from weak new product introductions and the lackluster Japanese economy, from which it derives a significant portion of its revenues. With the dismal performance in capital markets, investment bank J.P. Morgan Chase experienced a sharp drop-off in revenues. In addition, several of our technology holdings -- such as Nortel Networks and Tellabs -- tumbled under the pressure on technology stocks.

"Our relative performance
 was negatively impacted
 by some of our longtime
 holdings in the financial
 sector."

On the positive side, however, stock selection boosted our performance elsewhere. IBM, for example, jumped sharply, even as most tech stocks dropped, due to its diverse product line and strong earnings. In the basic materials sector, Air Products & Chemicals and Bemis Co. turned in strong performances, thanks to their reasonable valuations and the belief that they would rebound when the economy eventually bounces back. Despite a sharp decline in the health-care sector, our holdings in Baxter International and Johnson & Johnson posted solid returns, due to their minimal exposure to patent expirations and strong product cycles. Finally, retailers Lowe's and Family Dollar Stores outperformed in this difficult environment.

FALLING INTEREST RATES BOOST BONDS

With the Federal Reserve cutting interest rates sharply throughout the year, our bond holdings performed well, since bond prices typically rise when interest rates fall. However, our smaller weighting in bonds versus our peers detracted somewhat from the Fund's relative performance.

Looking ahead, we plan to maintain our approximately 25% weighting in bonds. With the economy likely to pick up at some point next year, bonds are likely to turn in more modest returns. As we discussed in the semiannual report, our focus remains primarily on corporate bonds rather than U.S. Treasuries. Not only do corporate issues offer more attractive yields, but we feel they will have more upside when the economy turns around.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Utilities 14%, the second is Electronics 10%, the third Medical 8%, the fourth Oil & gas 6%, and the fifth
Computer 6%.

STRATEGIC SHIFTS IN STOCKS

Given our long-term investment strategy, we don't make drastic changes in the portfolio's holdings, but rather gradual strategic shifts as market conditions warrant. Financial stocks, including banks, insurance, mortgage banking and finance companies, remained one of our largest sectors. Within the sector, however, we shifted our emphasis to those companies well positioned to leverage an upturn in the capital markets. After an abysmal year in 2001, we expect the capital markets to bounce back at some point this year, so we've added to our positions in The Bank of New York, Morgan Stanley Dean Witter and FleetBoston Financial.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into five sections (from top to left): Common stocks 66%, Preferred stocks 7%, Corporate bonds, 18%, U.S. government & agencies 8%, and Short-term investments 1%.]

We've also increased our weighting in capital goods and basic materials stocks with names such as Dow Chemical, Honeywell and Rohm & Haas. Not only do these companies have reasonable valuations, but they also have significantly pruned back their costs and successfully gained market share. With the economy likely to pick up in 2002, we believe these stocks will be among the biggest beneficiaries of the turnaround.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is AFLAC followed by a down arrow with the phrase "Weak new product introductions." The second listing is Tellabs followed by a down arrow with the phrase "Pressure on tech stocks." The third listing is Johnson & Johnson followed by an up arrow with the phrase "Strong product cycle."]

WHAT'S AHEAD

After two painful years of negative returns in the market, we're cautiously optimistic about the prospects for 2002. The sharp market rebound at the end of last year has left many investors wondering whether the gains will continue into this year. We believe that the overall trend in the market is likely to be up, but investors should be prepared for more ups and downs as the market sorts out the direction of the economy, corporate earnings and stock prices.

"After two painful years
 of negative returns in the
 market, we're cautiously
 optimistic about the
 prospects for 2002."

Although we're optimistic, we're also realistic about the market's prospects. Even when stocks do rebound, we're not likely to see the 20%-plus gains of the late 1990s. Returns are likely to be much more modest for several reasons. First of all, historical stock returns tend to average closer to 10% over the long term. Given that stocks exceeded that average in the late 1990s, some analysts suggest returns over the next few years could be below historic averages. What's more, despite the two-year decline in the market, stocks remain relatively expensive. Finally, the economic recovery is more likely to be a gradual upturn rather than a sharp rebound.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001

The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                        Class A      Class B      Class C        Index
Inception date          10-5-92      10-5-92       5-3-99           --

Average annual returns with maximum sales charge (POP)
One year                 -9.99%      -10.60%       -7.83%      -11.88%
Five years                4.80%        4.81%          --        10.70%
Since inception           7.42%        7.27%       -4.01%          --

Cumulative total returns with maximum sales charge (POP)
One year                 -9.99%      -10.60%       -7.83%      -11.88%
Five years               26.42%       26.47%          --        66.26%
Since inception          93.76%       91.28%      -10.33%          --

SEC 30-day yield as of December 31, 2001
                          1.91%        1.34%        1.31%          --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $32,921 as of December 31, 2001. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund, before sales charge, and is equal to $20,403 as of December 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $19,376 as of December 31, 2001.

                                    Class B 1    Class C 1
Inception date                      10-5-92       5-3-99
Without sales charge                $19,128       $9,059
With maximum sales charge                --       $8,969
Index                               $32,921       $8,891

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies securities, and short-term investments. The common and preferred stocks and corporate bonds are further broken down by industry group.
Short-term investments, which represent the Fund's cash position, are listed last.

SHARES    ISSUER                                                                                                VALUE
COMMON STOCKS 66.09%                                                                                     $121,885,390
(Cost $105,174,572)

Banks -- United States 1.36%                                                                               $2,518,000
 40,000   Bank of America Corp.                                                                             2,518,000

Beverages 1.19%                                                                                             2,191,050
 45,000   PepsiCo, Inc.                                                                                     2,191,050

Chemicals 3.70%                                                                                             6,818,580
 43,000   Air Products & Chemicals, Inc.                                                                    2,017,130
 55,000   Dow Chemical Co. (The)                                                                            1,857,900
 85,000   Rohm & Haas Co.                                                                                   2,943,550

Computers 5.89%                                                                                            10,866,780
130,000   Cisco Systems, Inc.*                                                                              2,354,300
 65,000   Dell Computer Corp.*                                                                              1,766,700
 30,000   Electronic Data Systems Corp.                                                                     2,056,500
 20,500   International Business Machines Corp.                                                             2,479,680
160,000   Oracle Corp.*                                                                                     2,209,600

Cosmetics & Personal Care 1.39%                                                                             2,557,500
 55,000   Avon Products, Inc.                                                                               2,557,500

Diversified Operations 2.47%                                                                                4,554,300
 65,000   Honeywell International, Inc.                                                                     2,198,300
 40,000   Tyco International Ltd.                                                                           2,356,000

Electronics 10.15%                                                                                         18,727,380
 85,000   Altera Corp.*                                                                                     1,803,700
 55,000   Analog Devices, Inc.*                                                                             2,441,450
 42,000   Emerson Electric Co.                                                                              2,398,200
 45,000   General Electric Co.                                                                              1,803,600
 55,000   Intel Corp.                                                                                       1,729,750
 47,000   Linear Technology Corp.                                                                           1,834,880
130,000   Motorola, Inc.                                                                                    1,952,600
 80,000   Teradyne, Inc.*                                                                                   2,411,200
 84,000   Texas Instruments, Inc.                                                                           2,352,000

Finance 3.64%                                                                                               6,711,260
 72,000   Citigroup, Inc.                                                                                   3,634,560
 55,000   Morgan Stanley Dean Witter & Co.                                                                  3,076,700

Food 0.76%                                                                                                  1,397,612
 41,070   Kraft Foods, Inc. (Class A)*                                                                      1,397,612

Insurance 3.68%                                                                                             6,780,800
100,000   AFLAC, Inc.                                                                                       2,456,000
 30,000   American International Group, Inc.                                                                2,382,000
 40,000   Lincoln National Corp.                                                                            1,942,800

Media 1.53%                                                                                                 2,824,800
 88,000   AOL Time Warner, Inc.*                                                                            2,824,800

Medical 8.36%                                                                                              15,409,870
 32,000   Abbott Laboratories                                                                               1,784,000
 50,000   American Home Products Corp.                                                                      3,068,000
 59,000   Baxter International, Inc.                                                                        3,164,170
 35,000   Cardinal Health, Inc.                                                                             2,263,100
 50,000   Johnson & Johnson                                                                                 2,955,000
 37,000   Merck & Co., Inc.                                                                                 2,175,600

Mortgage Banking 1.55%                                                                                      2,862,000
 36,000   Fannie Mae                                                                                        2,862,000

Oil & Gas 4.13%                                                                                             7,622,910
 31,000   ChevronTexaco Corp.                                                                               2,777,910
 60,000   Exxon Mobil Corp.                                                                                 2,358,000
 60,000   Shell Transport & Trading Co., PLC,
 ?!?!?!   American Depositary Receipts (United Kingdom)                                                     2,487,000

Retail 5.84%                                                                                               10,772,160
 83,000   Family Dollar Stores, Inc.                                                                        2,488,340
 52,000   Home Depot, Inc. (The)                                                                            2,652,520
 55,000   Lowe's Cos., Inc.                                                                                 2,552,550
 75,000   Target Corp.                                                                                      3,078,750

Soap & Cleaning Preparations 1.50%                                                                          2,768,500
 70,000   Clorox Co. (The)                                                                                  2,768,500

Telecommunications 3.18%                                                                                    5,861,750
115,000   AT&T Wireless Services, Inc.*                                                                     1,652,550
360,000   Lucent Technologies, Inc.                                                                         2,264,400
130,000   Tellabs, Inc.*                                                                                    1,944,800

Tobacco 2.24%                                                                                               4,126,500
 90,000   Philip Morris Cos., Inc.                                                                          4,126,500

Utilities 3.53%                                                                                             6,513,638
 52,000   Duke Energy Corp.                                                                                 2,041,520
100,000   Questar Corp.                                                                                     2,505,000
 50,220   SBC Communications, Inc.                                                                          1,967,118

PREFERRED STOCKS 6.97%                                                                                    $12,859,067
(Cost $12,484,590)

Media 5.12%                                                                                                 9,439,067
 90,326   CSC Holdings, Inc., 11.125%, Ser M                                                                9,439,067

Oil & Gas 1.85%                                                                                             3,420,000
 30,000   Lasmo America Ltd., 8.15% (R)                                                                     3,420,000


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE    RATING** (000s OMITTED)          VALUE
CORPORATE BONDS 17.66%                                                                                    $32,568,680
(Cost $31,824,844)

Energy 1.14%                                                                                                2,106,800
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                     8.48%     BBB-          $2,000       2,106,800

Finance 2.14%                                                                                               3,936,055
Household Finance Corp.,
  Note 01-24-06                                                        6.50      A              2,000       2,036,530
Standard Credit Card Master Trust I,
Class A Credit Card Part Ctf Ser 1994-2 04-07-08                       7.25      AAA            1,000       1,070,310
Standard Credit Card Master Trust,
  Series 1995-1 01-08-07                                               8.25      AAA              750         829,215

Leisure 0.55%                                                                                               1,013,750
Station Casinos, Inc.,
  Sr Note 02-15-08                                                     8.38      BB-            1,000       1,013,750

Media 2.50%                                                                                                 4,616,500
Adelphia Communications Corp.,
  Sr Note Ser B 07-15-04 (R)                                          10.50      B+               500         502,500
Century Communications Corp.,
  Sr Disc Note 03-15-03                                                Zero      B+             1,995       1,775,550
Rogers Cablesystems Ltd.,
  Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y)                       9.63      BBB-           1,200       1,234,500
Viacom, Inc.,
  Sr Deb 07-30-30                                                      7.88      A-             1,000       1,103,950

Telecommunications 0.48%                                                                                      890,820
Cingular Wireless,
  Note 12-15-11 (R)                                                    6.50      A+               900         890,820

Utilities 10.85%                                                                                           20,004,755
CMS Energy X-TRAS,
  Pass Thru Ctf 01-15-05                                               7.00      BB             1,500       1,447,200
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                               10.25      BBB-           1,755       1,886,625
Hydro-Quebec,
  Gtd Deb Ser IF (Canada) 02-01-13 (Y)                                 8.00      A+             3,000       3,438,750
  Gtd Bond Ser HY (Canada) 01-15-22 (Y)                                8.40      A+             1,500       1,802,100
Kansas City Power & Light Co.,
  Sr Note 11-15-11                                                     6.50      BBB+           2,000       1,930,440
Long Island Lighting Co.,
  Deb 03-15-23                                                         8.20      A-             2,500       2,581,250
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                  11.75      BB+            3,750       4,143,750
New Valley Generation II,
  Pass Thru Ctf 05-01-20                                               5.57      AAA            1,000         942,500
Tucson Electric Power Co.,
  1st Collateral Trust Bond Ser B 08-01-08                             7.50      BBB-           1,814       1,832,140

U.S. GOVERNMENT AND AGENCIES SECURITIES 7.67%                                                             $14,142,219
(Cost $13,419,060)

Government -- U.S. 1.89%                                                                                    3,489,045
United States Treasury,
  Note 08-15-11                                                        5.00      AAA            3,500       3,489,045

Government -- U.S. Agencies 5.78%                                                                          10,653,174
Federal National Mortgage Assn.,
  12 Yr Pass Thru Ctf 07-01-11                                         7.00      AAA              730         759,701
  15 Yr Pass Thru Ctf 08-01-08                                         7.50      AAA              468         493,899
  Note 05-15-08                                                        6.00      AAA            3,000       3,117,180
Financing Corp.,
  Bond 11-02-18                                                        9.65      AAA            1,790       2,444,746
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 04-15-21                                      9.00      AAA               33          36,157
  30 Yr Pass Thru Ctf 04-15-29                                         6.50      AAA            3,780       3,801,491

                                                                             INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                           RATE        (000S OMITTED)         VALUE
SHORT-TERM INVESTMENTS                                                                                     $1,870,000
(Cost $1,870,000)

Joint Repurchase Agreement 1.02%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. --
Dated 12-31-01, due 01-02-02 (Secured
by U.S. Treasury Bonds 9.875% due 11-15-15
and 8.750% due 05-15-17, U.S. Treasury Notes
5.625% due 12-31-02 and 6.250% due
02-15-03, U.S. Treasury Inflation Index Bond
3.375% due 04-15-32, U.S. Treasury Inflation
Index Note 3.375% due 01-15-07)                                               1.70%         $1,870         $1,870,000

TOTAL INVESTMENTS 99.41%                                                                                 $183,325,356

OTHER ASSETS AND LIABILITIES, NET 0.59%                                                                    $1,089,399

TOTAL NET ASSETS 100.00%                                                                                 $184,414,755

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,813,320, or 2.61% of net assets, as of December 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.




ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $164,773,066)                         $183,325,356
Cash                                                                   10,038
Receivable for shares sold                                              3,303
Dividends and interest receivable                                   1,425,171
Other assets                                                           32,752

Total assets                                                      184,796,620

LIABILITIES
Payable for shares repurchased                                         25,822
Payable to affiliates                                                 270,017
Other payables and accrued expenses                                    86,026

Total liabilities                                                     381,865

NET ASSETS
Capital paid-in                                                   171,096,146
Accumulated net realized loss on investments                       (5,212,743)
Net unrealized appreciation of investments                         18,552,290
Distributions in excess of net investment income                      (20,938)

Net assets                                                       $184,414,755

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($135,716,416 [DIV] 11,295,060 shares)                         $12.02
Class B ($46,200,141 [DIV] 3,845,212 shares)                           $12.01
Class C ($2,498,198 [DIV] 207,933 shares)                              $12.01

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($12.02 [DIV] 95%)                                           $12.65
Class C ($12.01 [DIV] 99%)                                             $12.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of
$6,590 and net of foreign withholding taxes of $9,980)             $4,477,035
Dividends (net of foreign withholding taxes of $11,739)             3,228,128

Total investment income                                             7,705,163

EXPENSES
Investment management fee                                           1,209,354
Class A distribution and service fee                                  421,236
Class B distribution and service fee                                  590,483
Class C distribution and service fee                                   20,950
Transfer agent fee                                                    755,858
Custodian fee                                                          46,235
Accounting and legal services fee                                      40,932
Registration and filing fee                                            36,446
Auditing fee                                                           35,700
Printing                                                               16,923
Trustees' fee                                                           8,946
Miscellaneous                                                           8,253
Interest expense                                                        2,639
Legal fee                                                               2,034

Total expenses                                                      3,195,989

Net investment income                                               4,509,174

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (4,988,031)
Change in net unrealized appreciation
  (depreciation) of investments                                   (11,228,682)

Net realized and unrealized loss                                  (16,216,713)

Decrease in net assets from operations                           ($11,707,539)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                           $4,833,771       $4,509,174

Net realized gain (loss)                        10,569,027       (4,988,031)
Change in net unrealized
  appreciation (depreciation)                  (21,755,889)     (11,228,682)

Decrease in net assets resulting
  from operations                               (6,353,091)     (11,707,539)

Distributions to shareholders
From net investment income
Class A                                         (3,174,634)      (3,665,443)
Class B                                         (1,558,890)      (1,073,270)
Class C                                            (16,230)         (42,365)
From net realized gain
Class A                                         (4,509,993)              --
Class B                                         (2,531,171)              --
Class C                                            (43,240)              --
                                               (11,834,158)      (4,781,078)

From fund share transactions                     1,522,961      (25,015,532)

NET ASSETS
Beginning of period                            242,583,192      225,918,904

End of period 1                               $225,918,904     $184,414,755

1 Includes undistributed net investment income of $66,657 and distribution in excess of net investment income $20,938, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.27      $13.33      $14.06      $14.05      $13.03
Net investment income 2                                   0.37        0.36        0.35        0.33        0.30
Net realized and unrealized
  gain (loss) on investments                              2.14        1.47        0.18       (0.59)      (0.99)
Total from
  investment operations                                   2.51        1.83        0.53       (0.26)      (0.69)
Less distributions
From net investment income                               (0.37)      (0.36)      (0.36)      (0.33)      (0.32)
In excess of net
  investment income                                         --          --          -- 3        --          --
From net realized gain                                   (1.08)      (0.74)      (0.18)      (0.43)         --
                                                         (1.45)      (1.10)      (0.54)      (0.76)      (0.32)
Net asset value,
  end of period                                         $13.33      $14.06      $14.05      $13.03      $12.02
Total return 4 (%)                                       20.79       14.01        3.89       (1.83)      (5.23)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                    $84         $97        $131        $148        $136
Ratio of expenses to average
  net assets (%)                                          1.22        1.21        1.22        1.31        1.37
Ratio of net investment income
  to average net assets (%)                               2.77        2.61        2.47        2.52        2.45
Portfolio turnover (%)                                     115          83          94          99          98

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.27      $13.33      $14.06      $14.05      $13.03
Net investment income 2                                   0.28        0.27        0.26        0.24        0.22
Net realized and unrealized
  gain (loss) on investments                              2.14        1.46        0.17       (0.59)      (1.00)
Total from
  investment operations                                   2.42        1.73        0.43       (0.35)      (0.78)
Less distributions
From net investment income                               (0.28)      (0.26)      (0.26)      (0.24)      (0.24)
In excess of net
  investment income                                         --          --          -- 3        --          --
From net realized gain                                   (1.08)      (0.74)      (0.18)      (0.43)         --
                                                         (1.36)      (1.00)      (0.44)      (0.67)      (0.24)
Net asset value,
  end of period                                         $13.33      $14.06      $14.05      $13.03      $12.01
Total return 4 (%)                                       19.96       13.23        3.16       (2.51)      (5.99)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $101        $116        $112         $77         $46
Ratio of expenses to average
  net assets (%)                                          1.91        1.88        1.92        2.01       2.077
Ratio of net investment income
  to average net assets (%)                               2.08        1.93        1.76        1.78        1.75
Portfolio turnover (%)                                     115          83          94          99          98

See notes to
financial statements.




FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-99 5  12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $14.60      $14.05      $13.03
Net investment income 2                                   0.19        0.24        0.21
Net realized and unrealized loss on investments          (0.37)      (0.59)      (0.99)
Total from investment operations                         (0.18)      (0.35)      (0.78)
Less distributions
From net investment income                               (0.19)      (0.24)      (0.24)
In excess of net investment income                          -- 3        --          --
From net realized gain                                   (0.18)      (0.43)         --
                                                         (0.37)      (0.67)      (0.24)
Net asset value, end of period                          $14.05      $13.03      $12.01
Total return 4 (%)                                       (1.15) 6    (2.51)      (5.99)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     -- 7        $1          $2
Ratio of expenses to average net assets (%)               1.84 8      2.01        2.07
Ratio of net investment income to average net assets (%)  1.88 8      1.93        1.76
Portfolio turnover (%)                                      94          99          98

1 As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, and began amortizing premiums on debt securities.
  The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 2.50%, 1.80% and 1.80% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on the average of the shares outstanding at the end of each month.

3 Less than $0.01 per share.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Class C shares began operations on 5-3-99.

6 Not annualized.

7 Less than $500,000.

8 Annualized.

See notes to
financial statements.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Balanced Fund Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class I shares effective March 1, 2002. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,605,000, and the weighted average interest rate was 4.62%. Interest expense includes $2,639, paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $8,337,500 collateralized by securities in the amount of $8,449,992.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 2001, the Fund has $5,209,333 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The entire Fund's carryforward expires December 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.60% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $207,885 with regard to sales of Class A shares. Of this amount, $9,274 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $167,257 was paid as sales commissions to unrelated broker-dealers and $31,354 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2000, JH Funds received net up-front sales charges of $18,835 with regard to sales of Class C shares. Of this amount, $15,818 was paid as sales commissions to unrelated broker-dealers and $3,017 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2001, CDSCs received by JH Funds amounted to $108,025 for Class B shares and $337 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 12-31-00                  YEAR ENDED 12-31-01
                             SHARES         AMOUNT           SHARES              AMOUNT
CLASS A SHARES
Sold                      7,705,808   $103,545,692        5,688,878          $71,521,602
Distributions reinvested    563,483      7,431,015          290,907            3,483,996
Repurchased              (6,220,255)   (83,359,601)      (6,034,634)         (76,025,588)
Net increase (decrease)   2,049,036    $27,617,106          (54,849)         ($1,019,990)

CLASS B SHARES
Sold                        597,586     $7,953,109          740,566           $9,151,824
Distributions reinvested    282,664      3,726,478           81,372              976,274
Repurchased              (2,943,304)   (38,976,058)      (2,855,240)         (35,296,289)
Net decrease             (2,063,054)  ($27,296,471)      (2,033,302)        ($25,168,191)

CLASS C SHARES
Sold                        123,570     $1,665,065          150,792           $1,865,776
Distributions reinvested      4,185         55,081            3,214               38,343
Repurchased                 (38,054)      (517,820)         (59,271)            (731,470)
Net increase                 89,701     $1,202,326           94,735           $1,172,649

NET INCREASE (DECREASE)      75,683     $1,522,961       (1,993,416)        ($25,015,532)


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $140,381,880 and $137,887,789, respectively.

Purchases and proceeds from sales of obligations of the U.S. government, during the year ended December 31, 2001, aggregated $48,691,719 and $66,307,242, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $165,023,734. Gross unrealized appreciation and depreciation of investments aggregated $25,490,293 and $7,188,671, respectively, resulting in net unrealized appreciation of $18,301,622. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $134,837, a decrease in distributions in excess of net investment income of $461,897 and a decrease in capital paid-in of $327,060. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $277,588 reduction in the cost of investments and a corresponding increase in net unrealized appreciation on investments, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $106,333, decrease unrealized appreciation on investments by $30,330 and decrease net realized loss on investments by $136,663. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of Ernst &
Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Balanced Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Balanced Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Balanced Fund portfolio of John Hancock Investment Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 2001.

The Fund has designated no distributions to shareholders as a capital gain dividend.

With respect to the dividends paid by the Fund for the fiscal year ended December 31, 2001, 67.84% of the distributions qualify for the corporate dividends-received deduction available to corporations.

Shareholders will be mailed a 2001 U.S. Treasury Department Form
1099-DIV in January of 2002. This will reflect the tax character of all distributions for calendar year 2001.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                       1992        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                   1996        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                          1998        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner, Born: 1938                                                       1992        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky 1, Born: 1944                                                     1992        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                         1992        36
Lieutenant General, United States Marine Corps; Deputy Chief of 1992
for Manpower and Reserve Affairs, Headquarters Marine Corps;
Commanding General III Marine Expeditionary Force/3rd Marine Division
(retired 1991).

John P. Toolan 1, Born: 1930                                                        1992        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1992
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Equity Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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DELIVERY

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FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Balanced Fund.

3600A 12/01
       2/02






John Hancock
Large Cap
Equity Fund

formerly
Large Cap
Value Fund

ANNUAL
REPORT

12.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 29

Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing
primarily in
stocks of large-
capitalization
companies
believed to be
undervalued.

Over the last twelve months

* The U.S. economy officially entered a recession in March 2001.

* Stock prices declined, hitting a bottom on September 21.

* The Fund added to its stake in economically sensitive sectors, in anticipation of a recovery in 2002.

[Bar chart with heading "John Hancock Large Cap Equity Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 1% with -7% at the bottom and 0% at the top. The first bar represents the -3.36% total return for Class A. The second bar represents the -4.12% total return for Class B. The third bar represents the -4.12% total return for Class
C. The fourth bar represents the -5.53%1 total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. 1From inception March 1, 2001 through December 31, 2001."]

1 From inception on March 1, 2001 through December 31, 2001.


Top 10 holdings

5.8% 2  Agere Systems, Inc. (Class A)
5.5% 2  Citigroup, Inc.
5.2% 2 Viacom, Inc. (Class B)
4.9%    Liberty Media Corp. (Class A)
4.3%    Bristol-Myers Squibb Co.
4.0%    Parametric Technology
4.0%    Sprint Corp.
4.0%    Schering-Plough Corp.
3.6%    Conexant Systems, Inc.
3.3%    Hughes Electronics

As a percentage of net assets on December 31, 2001.

2 Under 5% at time of purchase.



MANAGERS'
REPORT

BY JAMES S. YU, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND
ROGER C. HAMILTON, PORTFOLIO MANAGER

John Hancock
Large Cap Equity Fund

John Hancock Large Cap Value Fund is being renamed John Hancock Large Cap Equity Fund to better reflect its investment strategy. The change is effective March 1, 2002.

James S. Yu recently assumed the role of portfolio management team leader. Mr. Yu has been a member of the team since joining John Hancock in 2000. Previously, he worked as an analyst at Gabelli & Company and Merrill Lynch Asset Management.

The year 2001 was a disappointment for investors. The stock market remained choppy, as the economic outlook repeatedly shifted direction. The Federal Reserve aggressively cut interest rates throughout the year, periodically boosting investors' hopes that economic growth would pick up. But disappointing mid-year earnings reports, weak corporate spending and the tragic events of September 11 dashed hopes of a recovery before year end. Stock prices rallied in the fourth quarter, but the Standard & Poor's 500 Index still returned a disappointing -11.88% for 2001.

"The year 2001 was
 a  disappointment
 for investors."

Traditional value stocks, particularly in the small- and mid-cap sectors, did well for the year largely because investors believed they would benefit the most from low interest rates and an economic recovery. Large-cap growth stocks, however, remained out of favor amid concerns that their valuations were still too high.

PERFORMANCE AND STRATEGY REVIEW

John Hancock Large Cap Equity Fund's Class A, Class B, and Class C shares returned -3.36%, -4.12%, and -4.12%, respectively, at net asset value for the year ended December 31, 2001. Class I shares, which were launched on March 1, 2001, returned -5.53%. Strong stock selection and opportunistic buying helped the Fund beat the average multi-cap core fund, which returned -10.89% for 2001, according to Lipper, Inc.1 Keep in mind that your net asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

[A photo of Team leader James S. Yu flush right next to first paragraph.]

We followed our long-term strategy of buying great companies when their share prices were selling at bargain prices. We also took advantage of buying opportunities created when investors overreacted and unfairly punished individual stocks.

"We also took advantage
 of buying opportunities
 created when investors
 overreacted and unfairly
 punished individual
 stocks."

STRONG TECHNOLOGY GAINS

Our heaviest concentration was in the beaten-down technology sector. The Fund owned stakes in Microsoft and Dell Computer, each of which benefited from having a strong business model and skilled management teams that enabled them to gain market share in a weak economy. Both stocks rallied by mid-year, prompting us to sell. Computer Associates International, which develops software applications for mainframes, also posted strong gains, thanks to a shift in their business model and ongoing demand for their services. Opportunistic buying of Finisar, a fiber-optic equipment company with superior customer service and differentiated products, gave another boost to performance. In other sectors, Cendant, a company that operates hotel, car rental, and real estate franchises, exceeded investor expectations. Its stock price doubled, causing us to sell.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Telecommunications 16%, the second is Medical 16%, the third Electronics 15%, the fourth Media 13%, and the fifth Finance 10%.]

NEAR-TERM DISAPPOINTMENTS

As the technology sector continued to slide in 2001, several of our investments suffered steep losses. Among them were Lucent Technologies, which makes telecommunications equipment; Parametric Technology, which develops design software; and Vicor, which manufactures electronic power components. We held on to all three, believing each is taking the right measures to strengthen their operations and prepare for an economic recovery. Our largest investment was Agere Systems, an optical equipment company that suffered from its former association with Lucent. Our sizable investment in Hughes Electronics, a satellite television company with strong assets and a solid subscriber base, also hurt performance as the company agreed to a low buy-out offer from rival EchoStar Communications. We reduced our stake. Our short-lived investment in Enron, an energy trading company, hampered results as well. We sold our shares as soon as we began losing confidence in management's credibility.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into two sections (from top to left): Common stock 99% and Short-term investments 1%. ]

MEDIA AND HEALTH-CARE ADDITIONS

During the year, we broadened the Fund's diversification in several areas. We added to our investment in media names, such as Viacom, USA Networks and Liberty Media. These stocks should benefit as the economy improves and ad spending picks up. We also significantly boosted our investment in health care, buying pharmaceuticals like Bristol-Myers Squibb, Schering-Plough, Pharmacia and Merck. We believe management at each of these companies has finally set realistic earnings expectations and is spending appropriately to develop new drugs. Abbott Laboratories, which was among the first to address the problem of patent expirations, was a top performer for the year. In the retail sector, we built stakes in CVS Stores and Gap, Inc., both of which have ratcheted down earnings expectations to realistic levels. We also took advantage of market weakness to add new positions in premier financial companies like J.P. Morgan Chase and Morgan Stanley Dean Witter.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Cendant followed by an up arrow with the phrase "Strong turnaround, exceeding expectations." The second listing is Liberty Media followed by a sideways arrow with the phrase "Spun off from AT&T as separate entity." The third listing is Parametric Technology followed by a down arrow with the phrase "Slower-than-expected new product launch."]

"Large caps have also had
 two consecutive, difficult
 years, which makes them
 ripe for a turnaround."

OPTIMISTIC OUTLOOK

We expect the economy to begin a gradual recovery sometime in the first half of 2002. We believe the large-cap sector is especially well positioned for a rebound. Many large companies have already restructured, slimming down much more than their smaller-cap counterparts. Large caps have also had two consecutive, difficult years, which makes them ripe for a turnaround. We believe companies with credible business plans that can achieve realistic expectations will be the most successful.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001
The index used for
comparison is the
Standard & Poor's
500 Index, an
unmanaged index
that includes 500
widely traded
common stocks.

It is not possible to
invest in an index.

                         Class A      Class B    Class C   Class I 1    Index
Inception date           10-4-49      8-22-91     5-1-98    3-1-01         --

Average annual returns with maximum sales charge (POP)
One year                   -8.19%       -8.64%     -5.99%       --     -11.88%
Five years                 14.27%       14.37%        --        --      10.70%
Ten years                  13.23%       12.96%        --        --      12.93%
Since inception               --           --       6.57%    -5.53% 2      --

Cumulative total returns with maximum sales charge (POP)
One year                   -8.19%       -8.64%     -5.99%       --     -11.88%
Five years                 94.80%       95.66%        --        --      66.26%
Ten years                 246.53%      238.27%        --        --     237.32%
Since inception               --           --      26.30%    -5.53%        --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's prospectus for Class I shares.

2 Not annualized.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Equity Fund, before sales charge, and is equal to $36,474 as of December 31, 2001. The second line represents the value of the same hypothetical investment made in the John Hancock Large Cap Equity Fund, after sales charge, and is equal to $34,653 as of December 31, 2001. The third line represents the Index and is equal to $33,732 as of December 31, 2001.

                                    Class B 1    Class C 1    Class I 2
Inception date                      8-22-91       5-1-98       3-1-01
Without sales charge                $33,827      $12,756       $9,447
With maximum sales charge                --      $12,629           --
Index                               $33,732      $10,832       $9,364

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

2 For certain types of investors, as described in the Fund's prospectus for Class I shares.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES         ISSUER                                                                                      VALUE
COMMON STOCKS 99.48%                                                                              $1,600,573,242
(Cost $1,735,504,153)

Broker Services 0.01%                                                                                   $131,495
     8,500     Charles Schwab Corp. (The)                                                                131,495

Computers 6.82%                                                                                      109,647,866
   565,200     Computer Associates International, Inc.                                                19,493,748
   400,600     Oracle Corp.*                                                                           5,532,286
 8,297,850     Parametric Technology Corp.*                                                           64,806,208
 1,106,400     Wind River Systems, Inc.*                                                              19,815,624

Cosmetics & Personal Care 2.43%                                                                       39,114,740
 1,171,100     Gillette Co. (The)                                                                     39,114,740

Diversified Operations 2.74%                                                                          44,098,240
    19,500     Honeywell International, Inc.                                                             659,490
   737,500     Tyco International, Ltd.                                                               43,438,750

Electronics 15.00%                                                                                   241,278,724
16,353,930     Agere Systems, Inc. (Class A)*                                                         93,053,862
 3,990,000     Conexant Systems, Inc.*                                                                57,296,400
   240,000     Flextronics International, Ltd.* (Singapore)                                            5,757,600
   793,000     Sanmina Corp.*                                                                         15,780,700
   200,000     Sony Corp. (Japan)                                                                      9,140,852
 1,375,000     Texas Instruments, Inc.                                                                38,500,000
 1,342,550     Vicor Corp.*                                                                           21,749,310

Fiber Optics 2.25%                                                                                    36,277,407
 3,567,100     Finisar Corp.*                                                                         36,277,407

Finance 10.04%                                                                                       161,624,883
   686,000     American Express Co.                                                                   24,483,340
 1,763,360     Citigroup, Inc.                                                                        89,014,413
   840,000     J.P. Morgan Chase & Co.                                                                30,534,000
   314,500     Morgan Stanley Dean Witter & Co.                                                       17,593,130

Insurance 6.24%                                                                                      100,410,426
   687,395     ACE, Ltd. (Bermuda)                                                                    27,598,909
   843,609     Ambac Financial Group, Inc.                                                            48,811,217
     1,265     Principal Financial Group, Inc. (The)*                                                     30,360
   262,368     XL Capital, Ltd. (Class A) (Bermuda)                                                   23,969,940

Media 12.65%                                                                                         203,476,034
   400,000     Clear Channel Communications, Inc.*                                                    20,364,000
 5,634,656     Liberty Media Corp. (Class A)*                                                         78,885,184
   740,000     USA Networks, Inc.*                                                                    20,209,400
 1,903,000     Viacom, Inc. (Class B)*                                                                84,017,450

Medical 15.83%                                                                                       254,767,776
   580,000     Abbott Laboratories                                                                    32,335,000
 1,370,000     Bristol-Myers Squibb Co.                                                               69,870,000
   855,500     Merck & Co., Inc.                                                                      50,303,400
   908,650     Pharmacia Corp.                                                                        38,753,922
 1,773,400     Schering-Plough Corp.                                                                  63,505,454

Mortgage Banking 1.52%                                                                                24,525,000
   375,000     Freddie Mac                                                                            24,525,000

Oil & Gas 1.96%                                                                                       31,459,916
    86,711     Alberta Energy Co. Ltd. (Canada)                                                        3,268,434
   148,500     Anadarko Petroleum Corp.                                                                8,442,225
   308,800     EOG Resources, Inc.                                                                    12,077,168
   212,700     Unocal Corp.                                                                            7,672,089

Retail 5.16%                                                                                          82,964,575
   720,000     CVS Corp.                                                                              21,312,000
 1,825,000     Gap, Inc. (The)                                                                        25,440,500
   200,000     Kroger Co. (The)                                                                        4,174,000
 1,172,500     McDonald's Corp.                                                                       31,036,075
    24,000     Safeway, Inc.*                                                                          1,002,000

Schools 0.53%                                                                                          8,535,000
   300,000     DeVry Inc.*                                                                             8,535,000

Telecommunications 16.30%                                                                            262,261,160
   727,000     CenturyTel, Inc.                                                                       23,845,600
 1,600,000     Citizens Communications Co.                                                            17,056,000
 3,415,000     General Motors Corp. (Class H) Hughes                                                  52,761,750
 5,277,964     Lucent Technologies, Inc.                                                              33,198,394
 4,472,100     Nextel Communications, Inc. (Class A)*                                                 49,014,216
 1,440,000     Nextel Partners, Inc. (Class A)*                                                       17,280,000
   100,000     QUALCOMM, Inc.*                                                                         5,050,000
 3,190,000     Sprint Corp.                                                                           64,055,200

                                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE    (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 0.11%                                                                          $1,745,000
(Cost $1,745,000)

Joint Repurchase Agreement 0.11%                                                                      $1,745,000
Investment in a joint repurchase agreement
  transaction with UBS Warburg, Inc. -- Dated 12-31-01,
  due 01-02-02 (Secured by U.S. Treasury Bonds
  9.875% due 11-15-15 and 8.750% due 05-15-17,
  U.S. Treasury Notes 5.625% due 12-31-02 and
  6.250% due 02-15-03, U.S. Treasury Inflation
  Index Bond 3.375% due 04-15-32 and U.S. Treasury
  Inflation Index Note 3.375% due 01-15-07)                                 1.70%         $1,745       1,745,000

TOTAL INVESTMENTS 99.59%                                                                          $1,602,318,242

OTHER ASSETS AND LIABILITIES, NET 0.41%                                                               $6,544,579

TOTAL NET ASSETS 100.00%                                                                          $1,608,862,821


* Non-income producing security.

  Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $1,737,249,153)                     $1,602,318,242
Cash                                                                      118
Receivable for investments sold                                     8,871,839
Receivable for shares sold                                            694,059
Dividends and interest receivable                                     157,147
Other assets                                                          166,412

Total assets                                                    1,612,207,817

LIABILITIES
Payable for shares repurchased                                      1,344,793
Payable to affiliates                                               1,799,614
Other payables and accrued expenses                                   200,589

Total liabilities                                                   3,344,996

NET ASSETS
Capital paid-in                                                 1,776,135,097
Accumulated net realized gain on investments
  and foreign currency translations                               (32,263,663)
Net unrealized depreciation of investments
  and translation of assets and liabilities
  in foreign currencies                                          (134,931,019)
Accumulated net investment loss                                       (77,594)

Net assets                                                     $1,608,862,821

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($768,284,365 [DIV] 40,225,778 shares)                         $19.10
Class B ($718,052,383 [DIV] 38,708,076 shares)                         $18.55
Class C ($120,116,331 [DIV] 6,474,472 shares)                          $18.55
Class I ($2,409,742 [DIV] 126,103 shares)                              $19.11

MAXIMUM OFFERING PRICE PER SHARE
Class A1 ($19.10 [DIV] 95%)                                            $20.11
Class C ($18.55 [DIV] 99%)                                             $18.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $11,353)           $10,838,079
Securities lending income                                           1,017,856
Interest                                                              328,006

Total investment income                                            12,183,941

EXPENSES
Investment management fee                                          10,422,920
Class A distribution and service fee                                1,992,947
Class B distribution and service fee                                7,714,165
Class C distribution and service fee                                  976,934
Class A, B and C transfer agent fee                                 4,531,583
Class I transfer agent fee                                                689
Custodian fee                                                         341,985
Accounting and legal services fee                                     339,036
Interest expense                                                      248,662
Registration and filing fee                                           209,520
Printing                                                               76,452
Trustees' fee                                                          68,384
Miscellaneous                                                          51,596
Auditing fee                                                           41,000
Legal fee                                                              18,084

Total expenses                                                     27,033,957

Net investment loss                                               (14,850,016)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                         3,015,643
Foreign currency transactions                                            (376)
Change in net unrealized appreciation (depreciation) on
Investments                                                       (63,784,218)
Translation of assets and liabilities in foreign currencies              (108)

Net realized and unrealized loss                                  (60,769,059)

Decrease in net assets from operations                           ($75,619,075)

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($12,686,480)    ($14,850,016)
Net realized gain                              375,682,258        3,015,267
Change in net unrealized
  depreciation                                (426,824,628)     (63,784,326)

Decrease in net assets
  resulting from operations                    (63,828,850)     (75,619,075)

Distributions to shareholders
From net realized gain
Class A                                       (174,759,440)     (42,415,150)
Class B                                       (185,526,806)     (41,037,277)
Class C                                        (12,131,626)      (6,314,137)
Class I                                                 --         (127,065)
                                              (372,417,872)     (89,893,629)

From fund share transactions                   681,351,311      144,061,077

NET ASSETS
Beginning of period                          1,385,209,859    1,630,314,448

End of period 1                             $1,630,314,448   $1,608,862,821

1 Includes accumulated net investment loss of $62,859 and $77,594, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $15.62      $19.32      $21.26      $27.02      $20.93
Net investment income (loss) 1                            0.12        0.16        0.09 2     (0.10)      (0.10)
Net realized and unrealized gain (loss)
  on investments                                          5.57        2.85        7.80        0.07       (0.62)
Total from investment operations                          5.69        3.01        7.89       (0.03)      (0.72)
Less distributions
From net investment income                               (0.07)      (0.14)         --          --          --
From net realized gain                                   (1.92)      (0.93)      (2.13)      (6.06)      (1.11)
                                                         (1.99)      (1.07)      (2.13)      (6.06)      (1.11)
Net asset value, end of period                          $19.32      $21.26      $27.02      $20.93      $19.10
Total return 3 (%)                                       36.71     15.9544       37.89       (2.93)      (3.36)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $303        $421        $604        $774        $768
Ratio of expenses to average net assets (%)               1.12        1.16        1.17        1.14        1.23
Ratio of adjusted expenses
  to average net assets 5 (%)                               --        1.18          --          --          --
Ratio of net investment income (loss)
  to average net assets (%)                               0.65        0.79        0.40       (0.39)      (0.50)
Portfolio turnover (%)                                     102 6        64         113         112          71

See notes to
financial statements.


FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $15.66      $19.31      $21.20      $26.79      $20.52
Net investment income (loss) 1                           (0.02)       0.01       (0.07)      (0.30)      (0.25)
Net realized and unrealized gain (loss)
  on investments                                          5.60        2.84        7.75        0.09       (0.61)
Total from investment operations                          5.58        2.85        7.68       (0.21)      (0.86)
Less distributions
From net investment income                               (0.01)      (0.03)         --          --          --
From net realized gain                                   (1.92)      (0.93)      (2.09)      (6.06)      (1.11)
                                                         (1.93)      (0.96)      (2.09)      (6.06)      (1.11)
Net asset value, end of period                          $19.31      $21.20      $26.79      $20.52      $18.55
Total return 3 (%)                                       35.80       15.05 4     36.95       (3.64)      (4.12)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $340        $548        $768        $791        $718
Ratio of expenses to average net assets (%)               1.87        1.91        1.88        1.89        1.98
Ratio of adjusted expenses
  to average net assets 5 (%)                               --        1.93          --          --          --
Ratio of net investment income (loss)
  to average net assets (%)                              (0.10)       0.05       (0.31)      (1.13)      (1.25)
Portfolio turnover (%)                                     102 6        64         113         112          71

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-98 7  12-31-99    12-31-00    12-31-01
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $22.03      $21.20      $26.79      $20.52
Net investment income (loss) 1                            0.03       (0.09)      (0.29)      (0.25)
Net realized and unrealized gain (loss)
  on investments                                          0.09        7.77        0.08       (0.61)
Total from investment operations                          0.12        7.68       (0.21)      (0.86)
Less distributions
From net investment income                               (0.02)         --          --          --
From net realized gain                                   (0.93)      (2.09)      (6.06)      (1.11)
                                                         (0.95)      (2.09)      (6.06)      (1.11)
Net asset value, end of period                          $21.20      $26.79      $20.52      $18.55
Total return 3 (%)                                        0.83 4,8   36.94       (3.64)      (4.12)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $5         $13         $66        $120
Ratio of expenses to average net assets (%)               1.92 9      1.92        1.89        1.98
Ratio of adjusted expenses
  to average net assets 5 (%)                             1.94          --          --          --
Ratio of net investment income (loss)
  to average net assets (%)                               0.28 9     (0.40)      (1.14)      (1.25)
Portfolio turnover (%)                                      64         113         112          71

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS I SHARES

PERIOD ENDED                                          12-31-01 7
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $21.42
Net investment loss 1                                    (0.02)
Net realized and unrealized loss on investments          (1.18)
Total from investment operations                         (1.20)
Less distributions
From net realized gain                                   (1.11)
Net asset value, end of period                          $19.11
Total return 3 (%)                                       (5.53) 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $2
Ratio of expenses to average net assets (%)               0.84 9
Ratio of net investment loss
  to average net assets (%)                              (0.10)9
Portfolio turnover (%)                                      71

1 Based on the average of the shares outstanding at the end of each month.

2 Class A has net investment income because of its relatively lower class expenses, as compared to other share classes.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Does not take into consideration expense reductions during the period shown.

6 Excludes merger activity.

7 Class C shares began operations on 5-1-98. Class I shares began operations on 3-1-01.

8 Not annualized.

9 Annualized.

See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Large Cap Equity Fund (the "Fund"), formerly John Hancock Large Cap Value Fund, is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $4,764,312, and the weighted average interest rate was 3.97%. Interest expense includes $64,717 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2001.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $39,709,957 collateralized by securities in the amount of $39,714,777.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net capital losses of $19,137,451 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day (January 1, 2002) of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.625% of the Fund's average daily net asset value.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $2,048,156 with regard to sales of Class A shares. Of this amount, $143,823 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,652,587 was paid as sales commissions to unrelated broker-dealers and $251,746 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended December 31, 2001, JH Funds received net up-front sales charges of $788,573 with regard to sales of Class C shares. Of this amount, $775,509 was paid as sales commissions to unrelated broker-dealers and $13,064 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the year ended December 31, 2001, CDSCs received by JH Funds amounted to $1,344,509 for Class B shares and $50,756 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, B and C shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net assets attributable to Class I shares, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                 YEAR ENDED 12-31-00             YEAR ENDED 12-31-01
                              SHARES          AMOUNT           SHARES         AMOUNT
CLASS A SHARES
Sold                      16,831,905    $453,155,587       14,927,911   $315,337,478
Distributions reinvested   6,561,238     157,079,473        2,109,657     39,794,264
Repurchased               (8,794,012)   (238,010,454)     (13,769,824)  (285,877,306)
Net increase              14,599,131    $372,224,606        3,267,744    $69,254,436

CLASS B SHARES
Sold                      11,685,154    $308,669,767        9,388,649   $190,764,814
Distributions reinvested   6,535,130     153,519,831        2,084,724     38,146,396
Repurchased               (8,335,271)   (221,817,057)     (11,327,415)  (224,439,370)
Net increase               9,885,013    $240,372,541          145,958     $4,471,840

CLASS C SHARES
Sold                       2,833,124     $72,992,022        4,182,407    $85,805,991
Distributions reinvested     429,513      10,090,072          328,569      6,007,934
Repurchased                 (538,062)    (14,327,930)      (1,234,131)   (24,106,791)
Net increase               2,724,575     $68,754,164        3,276,845    $67,707,134

CLASS I SHARES 1
Sold                              --              --          159,620     $3,301,487
Distributions reinvested          --              --            6,753        127,065
Repurchased                       --              --          (40,270)      (800,885)
Net increase                      --              --          126,103     $2,627,667

NET INCREASE              27,208,719    $681,351,311        6,816,650   $144,061,077

1 Class I shares began operations on 3-1-01.


NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $1,240,650,507 and $1,188,652,069, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $1,751,863,698. Gross unrealized appreciation and depreciation of investments aggregated $207,017,187 and $356,562,643, respectively, resulting in net unrealized depreciation of $149,545,456. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments and foreign currency transactions of $32,436,350, a decrease in accumulated net investment loss of $14,835,281 and an increase in capital paid-in of $17,601,069. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment loss per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Ernst & Young LLP,
Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Large Cap Equity Fund of
John Hancock Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of the Fund's investments, of the John Hancock Large Cap Equity Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Equity Fund portfolio of John Hancock Investment Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                              /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 2001.

The Fund designated distributions of $51,339,018 as a long-term capital gain dividend. This amount was reported on the 2001 U.S. Treasury
Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 8.94% of the dividends qualify for the corporate dividends-received deduction.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                       1992        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                   1994        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                          1998        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner, Born: 1938                                                       1979        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky 1, Born: 1944                                                     1991        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                         1991        36
Lieutenant General, United States Marine Corps; Deputy Chief of Staff
for Manpower and Reserve Affairs, Headquarters Marine Corps;
Commanding General III Marine Expeditionary Force/3rd Marine Division
(retired 1991).

John P. Toolan 1, Born: 1930                                                        1991        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Susan S. Newton, Born: 1950                                                         1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Equity Fund.

5000A 12/01
       2/02






John Hancock
Fundamental
Value Fund

ANNUAL
REPORT

12.31.01

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 11

For your information
page 29


Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation
by investing
primarily in equity
securities of U.S.
and foreign
companies of any
size that appear to
be undervalued
relative to the
overall market.

Over the last six months

* The stock market produced its second straight year of losses due to an economy in recession and falling corporate profits.

* The Fund was launched and began building positions in companies believed to be undervalued.

* Heavier emphasis on stocks poised to benefit from improving U.S. economic growth helped the Fund's relative performance.

[Bar chart with heading "John Hancock Fundamental Value Fund." Under the heading is a note that reads "Fund performance from inception June 1, 2001 to December 31, 2001." The chart is scaled in increments of 1% with -4% at the bottom and 0% at the top. The first bar represents the -3.00% total return for Class A. The second bar represents the -3.40% total return for Class B. The third bar represents the -3.40% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested." ]

Top 10 holdings

 4.1%   Citigroup
 4.0%   Tyco International
 3.5%   Sprint Corp.
 3.2%   J.P. Morgan Chase
 3.0%   Sierra Pacific Resources
 2.7%   American Express
 2.6%   Morgan Stanley Dean Witter
 2.5%   Agere Systems
 2.4%   Gillette
 2.4%   Verizon Communications

As a percentage of net assets on December 31, 2001.



YOUR FUND
AT A GLANCE

MANAGER'S
REPORT

BY ROGER C. HAMILTON, PORTFOLIO MANAGER

John Hancock
Fundamental
Value Fund

The stock market lost ground in 2001, challenged by a rapidly slowing economy and plummeting corporate earnings. Then, after struggling for most of the year, the market showed signs of resurgence in the fourth quarter. A steady string of 11 cuts in short-term interest rates by the Federal Reserve Board throughout the year heartened investors, leading them to believe that economic growth would resume in 2002 and revive moribund corporate profits. Sentiment was buoyed further by the apparent success of military action abroad in response to the September 11 terrorist attacks. Overall, value stocks fared better than growth stocks in 2001, due to their safety of earnings, dampened downside risk and better room to improve relative to growth stocks.

"The stock market lost
 ground in 2001,
 challenged by a rapidly
 slowing economy and
 plummeting corporate
 earnings."

PERFORMANCE REVIEW

From the inception of John Hancock Fundamental Value Fund on June 1, 2001 through December 31, 2001, the Fund's Class A, Class B and Class C shares returned -3.00%, -3.40% and -3.40% respectively, at net asset value. That compared with the -4.95% return of the average multi-cap value fund, according to Lipper, Inc.1 and the -6.51% return of the Russell 1000 Value Index. Remember that your net asset value return will differ from these results if you were not invested for the exact same period and did not reinvest all distributions. Our decision to focus the Fund more on stocks poised to benefit from improving U.S. economic growth helped its relative performance. Within this cyclical focus, we overweighted technology and industrials, and our stock selection within these sectors was favorable.

[A photo of Team leader Roger Hamilton flush right next to first paragraph.]

CYCLICAL FOCUS HELPED

Economically sensitive companies were among the stocks that offered the best returns during the period. Their improvement occurred largely during the fourth quarter rally. Conexant, a communications semiconductor manufacturer with a niche in the wireless equipment industry, saw its share price rise as investors turned their focus to computer microchips, which tend to be among the first technology stocks to rebound with an economic turnaround. We subsequently took profits and sold our stake. Dell Computer also fared well due to its rising share of the personal computer business. Computer Associates International recovered from a low valuation as the company showed good results, according to its new financial reporting model.

"Economically sensitive
 companies were among the
 stocks that offered the
 best returns during the
 period."

Another positive performer was oil and gas exploration and production firm Pioneer Natural Resources. We purchased the stock because we believed it was selling below the company's net asset value. Investors eventually began to recognize that the company has been successfully growing its reserves. On the industrials side, solid waste company Waste Management benefited from improved landfill pricing. Raytheon, a defense contractor, bounced up significantly after September 11. Sensormatic did well due to its purchase by diversified manufacturing and service company Tyco International, itself a good performer in the period.

UTILITIES ON THE DOWNSIDE

Among the areas that detracted from the Fund's performance were utilities, specifically the energy merchants, and consumer staples. The first category was stunned by the rapid collapse of Enron, which the Fund owned briefly. We purchased the stock in August after the CEO resigned, but sold it in October, after the company restated earnings for the past few years, but well before the company's final, precipitous fall. Another energy merchant that the Fund still owns, Williams, suffered from the Enron fallout. In consumer staples, Rite-Aid, a drug store chain, fell on weaker-than-expected pharmacy sales and we sold it. GM Hughes lagged because management lost its focus on subscriber growth as it worked on its deal to sell DirecTV to either EchoStar or News Corp.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Finance 14%, the second is Oil & gas 11%, the third Telecommunications 9%, the fourth Retail 9%, and the fifth Medical 6%.

Another stock that hurt performance was Weatherford International, an oil service firm. We purchased the stock because of the new technologies the company has purchased over the past few years. However, the stock struggled as the benefit from these new services to date has been less than anticipated. The Fund's finance investments in companies with business in the capital markets, including Morgan Stanley Dean Witter, J.P. Morgan Chase and American Express, also detracted from performance.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments 1%.]

A PRIMER ON OUR APPROACH

We strive to buy stocks that are selling at a steep discount to what we feel the companies are worth. We do this not only to provide good total returns, but also to increase our downside protection. We begin by screening for stocks that are selling much more cheaply to the market than they have historically. Ratios we screen for include price-to-book, price-to-sales, price-to-cash flow and price-to-earnings. From there, we undertake bottom-up, fundamental analysis to determine a company's worth.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Radio Shack followed by an up arrow with the phrase "Consumer spending held up better than expected." The second listing is Williams Cos. followed by a down arrow with the phrase "Hurt by fallout from Enron and declining commodity prices." The third listing is American Express followed by a down arrow with the phrase "Business travel declined steeply after September 11." ]

"Overall, however, we
 believe the economy will
 show more signs of
 improvement than will
 corporate profits."

A POSITIVE OUTLOOK

We believe that the economy should revive and recover in 2002.
Corporations should have an easier time showing improving earnings growth, since this year's data will be compared to 2001, when earnings were very weak. Overall, however, we believe the economy will show more signs of improvement than will corporate profits.

We anticipate maintaining exposure to the improving economy, but don't intend to increase the Fund's technology weighting. It is conceivable that we will add exposure to basic materials and some financial names that become undervalued. Stocks related to the mortgage and housing markets may become attractive candidates, because we believe they could hold up better than the market currently anticipates. Paying heed to our overriding philosophy, we'll look to add focus in that area should it offer fundamental value.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2001

The index used for
comparison is the
Russell 1000 Value
Index, an unmanaged
index containing those
securities in the
Russell 1000 Index with
a less-than-average
growth orientation.

It is not possible to
invest in an index.

                      Class A     Class B    Class C      Index
Inception date         6-1-01      6-1-01     6-1-01         --

Average annual returns with maximum sales charge (POP)
Since Inception 1      -7.89%      -8.23%     -5.31%     -6.51%

Cumulative total returns with maximum sales charge (POP)
Since Inception        -7.89%      -8.23%     -5.31%     -6.51%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule:
5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for one year or less are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 Not annualized.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell 1000 Value Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Fundamental Value Fund, before sales charge, and is equal to $9,700 as of December 31, 2001. The second line represents the Index and is equal to $9,349 as of December 31, 2001. The third line represents the value of the same hypothetical investment made in the John Hancock Fundamental Value Fund, after sales charge, and is equal to $9,211 as of December 31, 2001.

                             Class B    Class C
Inception date                6-1-01     6-1-01
Without sales charge          $9,660     $9,660
With maximum sales charge     $9,177     $9,468
Index                         $9,349     $9,349

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of December 31, 2001. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.



FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2001

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES   ISSUER                                                                                                 VALUE
COMMON STOCKS 99.80%                                                                                       $2,872,964
(Cost $2,927,096)

Aerospace  1.03%                                                                                              $29,548
   910   Raytheon Co.                                                                                          29,548

Automobile/Trucks 0.98%                                                                                        28,242
   900   Ford Motor Co.                                                                                        14,148
   290   General Motors Corp.                                                                                  14,094

Banks -- United States 3.50%                                                                                  100,767
 1,425   North Fork Bancorp., Inc.                                                                             45,586
 1,270   Wells Fargo & Co.                                                                                     55,181

Business Services -- Misc. 1.66%                                                                               47,742
 1,090   Iron Mountain, Inc.*                                                                                  47,742

Chemicals  0.86%                                                                                               24,659
   730   Dow Chemical Co. (The)                                                                                24,659

Computers  5.54%                                                                                              159,418
   795   Computer Associates International, Inc.                                                               27,420
 2,460   Dell Computer Corp.*                                                                                  66,863
 8,340   Parametric Technology Corp.*                                                                          65,135

Cosmetics & Personal Care 2.40%                                                                                69,138
 2,070   Gillette Co. (The)                                                                                    69,138

Diversified Operations 5.97%                                                                                  171,921
 2,850   Cendant Corp.*                                                                                        55,888
 1,970   Tyco International Ltd.                                                                              116,033

Electronics  3.21%                                                                                             92,410
12,550   Agere Systems, Inc. (Class A)*                                                                        71,410
   750   Texas Instruments, Inc.                                                                               21,000

Finance  14.37%                                                                                               413,825
 2,140   American Express Co.                                                                                  76,377
 2,340   Citigroup, Inc.                                                                                      118,123
 2,500   J.P. Morgan Chase & Co.                                                                               90,875
 1,320   Morgan Stanley Dean Witter & Co.                                                                      73,841
 1,670   Washington Mutual, Inc.                                                                               54,609

Instruments -- Scientific 1.14%                                                                                32,778
   540   Millipore Corp.                                                                                       32,778

Insurance  4.86%                                                                                              139,800
 1,090   Ace, Ltd.*                                                                                            43,763
 1,160   Ambac Financial Group, Inc.                                                                           67,118
   625   Jefferson-Pilot Corp.                                                                                 28,919

Media  5.84%                                                                                                  167,990
   675   Clear Channel Communications, Inc.*                                                                   34,364
 3,560   Liberty Media Corp. (Class A)*                                                                        49,840
   440   Scripps (E.W.) Co. (The) (Class A)                                                                    29,040
 1,240   Viacom, Inc. (Class B)*                                                                               54,746

Medical  6.32%                                                                                                181,829
 1,150   Abbott Laboratories                                                                                   64,112
   550   Bristol-Myers Squibb Co.                                                                              28,050
   615   Merck & Co., Inc.                                                                                     36,162
   650   Pharmacia Corp.                                                                                       27,722
   720   Schering-Plough Corp.                                                                                 25,783

Mortgage Banking 3.06%                                                                                         88,193
   700   Countrywide Credit Industries, Inc.                                                                   28,679
   910   Freddie Mac                                                                                           59,514

Oil & Gas 10.88%                                                                                              313,197
   760   EOG Resources, Inc.                                                                                   29,724
 1,440   Equitable Resources, Inc.                                                                             49,061
 1,360   ExxonMobil Corp.                                                                                      53,448
 1,795   Pioneer Natural Resources Co.*                                                                        34,572
 1,575   Unocal Corp.                                                                                          56,810
 1,050   Valero Energy Corp.                                                                                   40,026
 1,330   Weatherford International, Inc.*                                                                      49,556

Paper & Paper Products 1.58%                                                                                   45,595
 1,130   International Paper Co.                                                                               45,595

Pollution Control 2.15%                                                                                        61,905
 1,940   Waste Management, Inc.                                                                                61,905

Retail  8.54%                                                                                                 245,874
 1,350   Abercrombie & Fitch Co. (Class A)*                                                                    35,816
 1,700   CVS Corp.                                                                                             50,320
 3,600   Gap, Inc. (The)                                                                                       50,184
 1,440   Kroger Co. (The)*                                                                                     30,053
 1,980   McDonald's Corp.                                                                                      52,411
   900   RadioShack Corp.                                                                                      27,090

Soap & Cleaning Preparations 1.70%                                                                             49,061
   620   Procter & Gamble Co. (The)                                                                            49,061

Telecommunications 8.55%                                                                                      246,158
 1,880   General Motors Corp. (Class H)*                                                                       29,046
 4,370   Nextel Communications, Inc. (Class A)*                                                                47,895
 5,000   Sprint Corp.                                                                                         100,400
 1,450   Verizon Communications, Inc.                                                                          68,817

Utilities  5.66%                                                                                              162,914
 1,135   Dynegy, Inc. (Class A)                                                                                28,942
 5,680   Sierra Pacific Resources                                                                              85,484
 1,900   Williams Cos., Inc. (The)                                                                             48,488

                                                                        INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE    (000s OMITTED)              VALUE
SHORT-TERM INVESTMENTS                                                                                        $41,000
(Cost $41,000)

Joint Repurchase Agreement 1.42%                                                                               41,000
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. --
Dated 12-31-01, due 01-02-02
(Secured by U.S. Treasury Bonds 9.875%
due 11-15-15 and 8.750% due 05-15-17,
U.S. Treasury Notes 5.625% due 12-31-02
and 6.250% due 02-15-03, U.S. Treasury
Inflation Index Bond 3.375% due 04-15-32 and
U.S. Treasury Inflation Index Note 3.375%
due 01-15-07)                                                           1.70%        $41                       41,000

TOTAL INVESTMENTS 101.22%                                                                                  $2,913,964

OTHER ASSETS AND LIABILITIES, NET (1.22%)                                                                    ($35,112)

TOTAL NET ASSETS 100.00%                                                                                   $2,878,852


* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value and the
maximum
offering price
per share.

ASSETS
Investments at value (cost $2,968,096)                             $2,913,964
Cash                                                                      236
Receivable for investments sold                                        66,692
Dividends and interest receivable                                         605

Total assets                                                        2,981,497

LIABILITIES
Payable for investments purchased                                      84,629
Payable to affiliates                                                   3,006
Other payables and accrued expenses                                    15,010

Total liabilities                                                     102,645

NET ASSETS
Capital paid-in                                                     2,991,327
Accumulated net realized loss on investments                          (58,343)
Net unrealized depreciation of investments                            (54,132)

Net assets                                                         $2,878,852

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($2,840,194 [DIV] 293,943 shares)                               $9.66
Class B ($19,329 [DIV] 2,000 shares)                                    $9.66
Class C ($19,329 [DIV] 2,000 shares)                                    $9.66

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($9.66 [DIV] 95%)                                            $10.17
Class C ($9.66 [DIV] 99%)                                               $9.76

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.



OPERATIONS

For the period ended
December 31, 2001 1

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Dividends                                                             $21,497
Interest                                                                1,827

Total investment income                                                23,324

EXPENSES
Investment management fee                                              11,444
Class A distribution and service fee                                    4,838
Class B distribution and service fee                                      107
Class C distribution and service fee                                      107
Custodian fee                                                          17,495
Auditing fee                                                           10,000
Registration and filing fee                                             6,200
Printing                                                                1,358
Accounting and legal services fee                                         343
Transfer agent fee                                                        141
Miscellaneous                                                             134
Legal fee                                                                  20
Trustees' fee                                                              15

Total expenses                                                         52,202
Less expense reductions                                               (31,619)

Net expenses                                                           20,583

Net investment income                                                   2,741

REALIZED AND UNREALIZED LOSS

Net realized loss from investments                                    (58,343)
Change in net unrealized depreciation of investments                  (54,132)

Net realized and unrealized loss                                     (112,475)

Decrease in net assets from operations                              ($109,734)

1 Inception period from 6-1-01 through 12-31-01.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses, distri-
butions paid to
shareholders, if
any, and any
increase or
decrease in
money share-
holders invested
in the Fund.

                                                                     PERIOD
                                                                      ENDED
                                                                   12-31-01 1

INCREASE (DECREASE) IN NET ASSETS
From operations
Net investment income                                                $2,741
Net realized loss                                                   (58,343)
Change in net unrealized depreciation                               (54,132)

Decrease in net assets
  resulting from operations                                        (109,734)

Distributions to shareholders
From net investment income
Class A                                                             (11,414)

From fund share transactions                                      3,000,000

NET ASSETS

End of period                                                    $2,878,852

1 Class A, Class B and Class C began operations on 6-1-01.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $10.00
Net investment income 2                                   0.01
Net realized and unrealized
  loss on investments                                    (0.31)
Total from investment
  operations                                             (0.30)
Less distributions
From net investment income                               (0.04)
Net asset value,
  end of period                                          $9.66
Total return 3,4 (%)                                     (3.00) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             $3
Ratio of expenses
  to average net assets (%)                               1.25 6
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.18 6
Ratio of net investment income
  to average net assets (%)                               0.18 6
Portfolio turnover (%)                                      55

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                          12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00
Net investment loss 2                                    (0.03)
Net realized and unrealized
  loss on investments                                    (0.31)
Total from investment
  operations                                             (0.34)
Net asset value,
  end of period                                          $9.66
Total return 3,4 (%)                                     (3.40) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8
Ratio of expenses
  to average net assets (%)                               1.91 6
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.84 6
Ratio of net investment loss
  to average net assets (%)                              (0.46) 6
Portfolio turnover (%)                                      55

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                          12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $10.00
Net investment loss 2                                    (0.03)
Net realized and unrealized
  loss on investments                                    (0.31)
Total from investment
  operations                                             (0.34)
Net asset value,
  end of period                                          $9.66
Total return 3,4 (%)                                     (3.40) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                             -- 8
Ratio of expenses
  to average net assets (%)                               1.91 6
Ratio of adjusted expenses
  to average net assets 7 (%)                             3.84 6
Ratio of net investment loss
  to average net assets (%)                              (0.46) 6
Portfolio turnover (%)                                      55

1 Class A, Class B and Class C shares began operations on 6-1-01.

2 Based on the average of the shares outstanding at the end of each month.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

8 Less than $500,000.


See notes to
financial statements.



NOTES TO
STATEMENTS

NOTE A

Accounting policies

John Hancock Fundamental Value Fund (the "Fund") is a diversified series of John Hancock Investment Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned as of December 31, 2001.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at December 31, 2001, the Fund has $32,647 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distribution will be made. The Fund's carryforward expires December 31, 2009.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.65% of the next $500,000,000, (c) 0.60% of the next
$1,000,000,000 and (d) 0.55% of the Fund's average daily net asset value in excess of $2,000,000,000.

The Adviser has agreed to limit the Fund's expenses, excluding the distribution and service fees, to 0.95% of the Fund's average daily net assets, at least until April 30, 2003. Accordingly, the reduction in the Funds expenses amounted to $31,619 for the period ended December 31, 2001. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended December 31, 2001, JH Funds received no net up-front sales charges with regard to sales of Class A or Class C shares.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares which are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. For the period ended December 31, 2001, JH Funds received no CDSCs for Class B or Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays monthly transfer agent fees based on the number of shareholder accounts plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

The Adviser and other subsidiaries of JHLICo owned 297,943 shares of beneficial interest of the Fund as of December 31, 2001.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of shares sold during the period, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                    PERIOD ENDED 12-31-01 1
                              SHARES               AMOUNT
CLASS A SHARES
Sold                         293,943           $2,960,000
Net increase                 293,943           $2,960,000

CLASS B SHARES
Sold                           2,000              $20,000
Net increase                   2,000              $20,000

CLASS C SHARES
Sold                           2,000              $20,000
Net increase                   2,000              $20,000

NET INCREASE                 297,943           $3,000,000

1 Class A, Class B and Class C shares began operations on 6-1-01.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2001, aggregated $4,525,405 and $1,539,966, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $2,993,792. Gross unrealized appreciation and depreciation of investments aggregated $121,403 and $201,231, respectively, resulting in net unrealized depreciation of $79,828. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the period ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in undistributed investment income of $8,673, and a decrease in capital paid-in of $8,673. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the financial highlights excludes these adjustments.



AUDITORS'
REPORT

Report of
Pricewaterhouse-Coopers LLP,
Independent Auditors

To the Shareholders and Board of Trustees of John Hancock Fundamental Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Value Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable period ended December 31, 2001.

With respect to the distribution paid by the Fund for the fiscal year ended December 31, 2001, 100% of the distributions qualify for the dividends-received deduction available to corporations.

Shareholders will receive a 2001 U.S. Treasury Department Form
1099-DIV in January 2002. This will reflect the total of all distributions, which are taxable for calendar year 2001.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
James F. Carlin 1, Born: 1940                                                       2001        36
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis);
Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since
1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (since 1996); Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

William H. Cunningham, Born: 1944                                                   2001        36
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company
(until 2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise
Television Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers
Technology, Inc. (since 2001), Pinnacle Foods Corporation (since 2000),
rateGenius (since 2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures
(until 2001), LBJ Foundation (until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com (until 2001), Southwest
Airlines and Introgen; Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank - Austin).

Ronald R. Dion, Born: 1946                                                          2001        36
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North
Shore Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner, Born: 1938                                                       2001        36
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retire-
ment community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

Steven Pruchansky 1, Born: 1944                                                     2001        36
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing
Director, JonJames, LLC (real estate) (since 2001); Director, First Signature
Bank & Trust Company (until 1991); Director, Mast Realty Trust (until
1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith, Born: 1933                                                         2001        36
Lieutenant General, United States Marine Corps; Deputy Chief of Staff
for Manpower and Reserve Affairs, Headquarters Marine Corps;
Commanding General III Marine Expeditionary Force/3rd Marine Division
(retired 1991).

John P. Toolan 1, Born: 1930                                                        2001        36
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free
Money Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company
and Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until 1991).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource Group,
Independence Investment LLC, Independence Fixed Income LLC, John
Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial Group,
LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John Hancock
Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and
John Hancock Signature Services, Inc.("Signature Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2001        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds; Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2001
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
U.K. (until 2000).

Richard A. Brown, Born: 1949                                                        2001
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       2001
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         2001
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         2001
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000),
Director, Senior Vice President and Secretary, NM Capital.

The business address for all Trustees and Officers is 101 Huntington
Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.




OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity              Balanced Fund
                    Core Equity Fund
                    Core Growth Fund
                    Core Value Fund
                    Focused Equity Fund
                    Growth Trends Fund
                    Large Cap Equity Fund
                    Large Cap Growth Fund
                    Mid Cap Growth Fund
                    Multi Cap Growth Fund
                    Small Cap Growth Fund
                    Small Cap Equity Fund
                    Sovereign Investors Fund

-------------------------------------------------------
Sector              Biotechnology Fund
                    Financial Industries Fund
                    Health Sciences Fund
                    Real Estate Fund
                    Regional Bank Fund
                    Technology Fund

-------------------------------------------------------
Income              Bond Fund
                    Government Income Fund
                    High Yield Bond Fund
                    Investment Grade Bond Fund
                    Strategic Income Fund

-------------------------------------------------------
International       European Equity Fund
                    Global Fund
                    International Fund
                    Pacific Basin Equities Fund

-------------------------------------------------------
Tax-Free Income     California Tax-Free Income Fund
                    High Yield Municipal Bond Fund
                    Massachusetts Tax-Free Income Fund
                    New York Tax-Free Income Fund
                    Tax-Free Bond Fund

-------------------------------------------------------
Money Market        Money Market Fund
                    U.S. Government Cash Reserve



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DELIVERY

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FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-544-6713



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-544-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Fundamental Value Fund.

7800A 12/01
       2/02